                                                              EXHIBIT (a)(1)(ii)

                                   VAN KAMPEN
                            PRIME RATE INCOME TRUST

                           OFFER TO PURCHASE FOR CASH
             68,925,911 OF ITS ISSUED AND OUTSTANDING COMMON SHARES
                      AT NET ASSET VALUE PER COMMON SHARE

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT EASTERN TIME ON FRIDAY, JULY 12, 2002, UNLESS THE OFFER IS EXTENDED. TO ENSURE PROCESSING OF YOUR REQUEST, A LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE OF IT (TOGETHER WITH ANY CERTIFICATES FOR COMMON SHARES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY (AS DEFINED BELOW) ON OR BEFORE JULY 12, 2002.

To the Holders of Common Shares of
VAN KAMPEN PRIME RATE INCOME TRUST:

     Van Kampen Prime Rate Income Trust (the "Trust") is offering to purchase up to 68,925,911 of its common shares of beneficial interest, with par value of $0.01 per share ("Common Shares"), at a price (the "Purchase Price") equal to the net asset value per Common Share ("NAV") determined as of 5:00 P.M. Eastern Time on the Expiration Date (as defined herein). The tendering, acceptance and withdrawal of tenders are subject to the terms and conditions set forth in this Offer to Purchase and the related Letter of Transmittal (which together constitute the "Offer"). The Offer is scheduled to terminate as of 12:00 Midnight Eastern Time on July 12, 2002, unless extended by action of the Trust's Board of Trustees. An Early Withdrawal Charge (as defined in Section 3) will be imposed on most Common Shares accepted for payment that have been held for less than five years. The Common Shares are not currently traded on an established trading market. The purpose of the Offer is to attempt to provide liquidity to shareholders since the Trust is unaware of any secondary market which exists for the Common Shares. The NAV on June 7, 2002 was $8.34. You can obtain current NAV quotations from Van Kampen Funds Inc. ("VK") by calling (800) 341-2911 between the hours of 7:00 A.M. and 7:00 P.M. Central Time, Monday through Friday, except holidays. See Section 9.

     If more than 68,925,911 Common Shares are duly tendered prior to the expiration of the Offer, the Trust presently intends to, subject to the condition that there have been no changes in the factors originally considered by the Board of Trustees when it determined to make the Offer and the other conditions set forth in Section 6, but is under no obligation to, extend the Offer period, if necessary, and increase the number of Common Shares that the Trust is offering to purchase to an amount which it believes will be sufficient to accommodate the excess Common Shares tendered as well as any Common Shares tendered during the extended Offer period or purchase 68,925,911 Common Shares (or such greater number of Common Shares sought) on a pro rata basis.

           THIS OFFER IS BEING MADE TO ALL SHAREHOLDERS OF THE TRUST
                 AND IS NOT CONDITIONED UPON ANY MINIMUM NUMBER
                        OF COMMON SHARES BEING TENDERED.

          THIS OFFER IS SUBJECT TO CERTAIN CONDITIONS. SEE SECTION 6.

                                                                 51 PRT006-06/02

                               SUMMARY TERM SHEET

THIS SUMMARY HIGHLIGHTS CERTAIN INFORMATION IN THIS OFFER TO PURCHASE. YOU SHOULD CAREFULLY READ THE ENTIRE OFFER TO PURCHASE AND RELATED LETTER OF TRANSMITTAL FOR A MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE OFFER, AND TO FULLY UNDERSTAND THESE TERMS AND CONDITIONS.

 The Trust                The Trust is a non-diversified, closed-end management
                          investment company organized as a Massachusetts business
                          trust. The Trust seeks to provide a high level of current
                          income, consistent with preservation of capital. The Trust seeks to achieve its investment objective by investing
                          primarily in adjustable rate senior loans. As of June 7,
                          2002, the Trust had net assets of approximately $2.8 billion and had issued and outstanding approximately 344,629,558
                          Common Shares. As of June 7, 2002, the Trust's NAV was
                          $8.34. For additional information about the Trust, see
                          Sections 9, 10, 13 and 14.
 The Offer                The Trust is offering to purchase for cash at the Purchase
                          Price up to 68,925,911 of its outstanding Common Shares
                          which are properly tendered and accepted for payment prior to the Expiration Date of the Offer. The tendering,
                          acceptance and withdrawal of tenders are subject to the
                          terms and conditions set forth in this Offer to Purchase and the related Letter of Transmittal. See Sections 1, 2, 5 and
                          6. An early withdrawal charge will be imposed on most Common
                          Shares accepted for payment that have been held for less
                          than five years. See Section 3.
 Purpose of the Offer     The purpose of this Offer is to attempt to provide liquidity to the holders of Common Shares. The Trust currently does
                          not believe that an active secondary market for its Common
                          Shares exists or is likely to develop, and therefore the
                          Trustees consider each quarter making a tender offer to
                          purchase Common Shares at their NAV to attempt to provide
                          liquidity to the holders of Common Shares. There can be no assurance that this Offer will provide sufficient liquidity to all holders of Common Shares that desire to sell their
                          Common Shares or that the Trust will make any such tender
                          offer in the future. The Trustees may terminate the Offer, amend its terms, reject Common Shares tendered for payment or postpone payment, if during the tender period, certain
                          events occur which the Trustees consider make it inadvisable to proceed with the Offer. See Sections 6, 7, 11 and 16.
 The Purchase Price       The purchase price is equal to the NAV determined as of 5:00
                          P.M. Eastern Time on the Expiration Date. See Section 1. The
                          cost of purchasing the full 68,925,911 Common Shares
                          pursuant to the Offer would be approximately $574,842,103
                          (assuming a NAV of $8.34 on the Expiration Date). The Trust anticipates that cash necessary to purchase any Common
                          Shares acquired pursuant to the Offer will first be derived from cash on hand, such as proceeds from sales of new common shares of the Trust and specified payments of principal or interest from the senior loans in the Trust's portfolio, and then from the proceeds from the sale of cash equivalents
                          held by the Trust. The Trust also may borrow amounts, if
                          necessary, pursuant to a credit agreement which has been
                          established to provide the Trust with additional liquidity for its tender offers. See Section 12.
 The Expiration Date      The Offer is scheduled to terminate as of 12:00 Midnight
                          Eastern Time on July 12, 2002, unless extended by action of the Trust's Board of Trustees. The later of July 12, 2002 or the latest time and date to which the Offer is extended is the "Expiration Date". If the expiration date is extended, the Trust will make a public announcement of the new
                          expiration date. See Sections 1 and 16.
 Tendering Common Shares  Shareholders seeking to tender their Common Shares pursuant to the Offer must send to the Trust's depositary on or
                          before the Expiration Date a properly completed and executed
                          Letter of Transmittal (or manually signed facsimile
                          thereof), Common Share certificates (if applicable) and any other documents required by the Letter of Transmittal. See
                          Section 3.
 Withdrawing Tenders      Shareholders seeking to withdraw their tender of Common
                          Shares must send to the Trust's depositary a written,
                          telegraphic, telex or facsimile transmission notice of
                          withdrawal that specifies the name of the person withdrawing a tender of Common Shares, the number of Common Shares to be withdrawn, and, if certificates representing such Common
                          Shares have been delivered or otherwise identified to the
                          depositary, the name of the registered holder(s) of such
                          Common Shares. Shareholders may withdraw Common Shares
                          tendered at any time up to 12:00 Midnight Eastern Time on
                          the Expiration Date and, if the Common Shares have not yet been accepted for payment by the Trust, at any time after
                          August 9, 2002. See Section 4.

                                   IMPORTANT

     If you desire to tender all or any portion of your Common Shares, you should either (1) complete and sign the Letter of Transmittal and mail or deliver it along with any Common Share certificate(s) and any other required documents to Van Kampen Investor Services Inc. (the "Depositary") or (2) request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you. If your Common Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, you must contact such broker, dealer, commercial bank, trust company or other nominee if you desire to tender your Common Shares.

     NEITHER THE TRUST NOR ITS BOARD OF TRUSTEES MAKES ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING ANY OR ALL OF SUCH SHAREHOLDER'S COMMON SHARES. SHAREHOLDERS ARE URGED TO EVALUATE CAREFULLY ALL INFORMATION IN THE OFFER, CONSULT THEIR OWN INVESTMENT AND TAX ADVISERS AND MAKE THEIR OWN DECISIONS WHETHER TO TENDER COMMON SHARES AND, IF SO, HOW MANY COMMON SHARES TO TENDER.

     NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY RECOMMENDATION ON BEHALF OF THE TRUST AS TO WHETHER SHAREHOLDERS SHOULD TENDER COMMON SHARES PURSUANT TO THE OFFER. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFER OTHER THAN THOSE CONTAINED HEREIN OR IN THE RELATED LETTER OF TRANSMITTAL. IF GIVEN OR MADE, SUCH RECOMMENDATION AND SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST.

     Questions and requests for assistance may be directed to VK at the address and telephone number set forth below. Requests for additional copies of this Offer to Purchase and the related Letter of Transmittal should be directed to VK.

June 14, 2002                                 VAN KAMPEN PRIME RATE INCOME TRUST

Van Kampen Funds Inc.                                    Depositary: Van Kampen Investor Services Inc.
1 Parkview Plaza                                         By Regular Mail,
P.O. Box 5555                                            Van Kampen Investor Services Inc.
Oakbrook Terrace, IL 60181-5555                          P.O. Box 218256
(800) 341-2911                                           Kansas City, MO 64121-8256
                                                         Attn: Van Kampen
                                                               Prime Rate Income Trust
                                                         By Certified, Registered,
                                                         Overnight Mail or Courier,
                                                         Van Kampen Investor Services Inc.
                                                         7501 Tiffany Springs Parkway
                                                         Kansas City, MO 64153
                                                         Attn: Van Kampen
                                                               Prime Rate Income Trust

                               TABLE OF CONTENTS

SECTION                                                                 PAGE
-------                                                                 ----
   1.     Price; Number of Common Shares..............................     5
   2.     Procedure for Tendering Common Shares.......................     5
   3.     Early Withdrawal Charge.....................................     7
   4.     Withdrawal Rights...........................................     8
   5.     Payment for Shares Tendered.................................     9
   6.     Certain Conditions of the Offer.............................     9
   7.     Purpose of the Offer........................................    10
   8.     Plans or Proposals of the Trust.............................    10
   9.     Price Range of Common Shares; Dividends.....................    11
  10.     Interest of Trustees and Executive Officers; Transactions
          and Arrangements Concerning the Common Shares...............    11
  11.     Certain Effects of the Offer................................    11
  12.     Source and Amount of Funds..................................    11
  13.     Certain Information about the Trust.........................    14
  14.     Additional Information......................................    14
  15.     Certain Federal Income Tax Consequences.....................    15
  16.     Extension of Tender Period; Termination; Amendments.........    15
  17.     Miscellaneous...............................................    16
EXHIBIT A: Financial Statements
          Unaudited Financial Statements for the Period Ended January
          31, 2002....................................................   A-1
          Audited Financial Statements for the Fiscal Year Ended July
          31, 2001....................................................  A-37

     1. PRICE; NUMBER OF COMMON SHARES. The Trust will, upon the terms and subject to the conditions of the Offer, accept for payment (and thereby purchase) 68,925,911 or such lesser number of its issued and outstanding Common Shares which are properly tendered (and not withdrawn in accordance with Section
4) prior to 12:00 Midnight Eastern Time on July 12, 2002 (such time and date being hereinafter called the "Initial Expiration Date"). The Trust reserves the right to extend the Offer. See Section 16. The later of the Initial Expiration Date or the latest time and date to which the Offer is extended is hereinafter called the "Expiration Date." The Purchase Price of the Common Shares will be their NAV determined as of 5:00 P.M. Eastern Time on the Expiration Date. The NAV on June 7, 2002 was $8.34. You can obtain current NAV quotations from VK by calling (800) 341-2911 between the hours of 7:00 A.M. and 7:00 P.M. Central Time, Monday through Friday, except holidays. Shareholders tendering Common Shares remain entitled to receive dividends declared on such shares up to the settlement date of the Offer. See Section 9. The Trust will not pay interest on the Purchase Price under any circumstances. An Early Withdrawal Charge will be imposed on most Common Shares accepted for payment that have been held for less than five years. See Section 3.

     The Offer is being made to all shareholders of the Trust and is not conditioned upon any minimum number of Common Shares being tendered. If the number of Common Shares properly tendered prior to the Expiration Date and not withdrawn is less than or equal to 68,925,911 Common Shares (or such greater number of Common Shares as the Trust may elect to purchase pursuant to the Offer), the Trust will, upon the terms and subject to the conditions of the Offer, purchase at NAV all Common Shares so tendered. If more than 68,925,911 Common Shares are duly tendered prior to the expiration of the Offer and not withdrawn, the Trust presently intends to, subject to the condition that there have been no changes in the factors originally considered by the Board of Trustees when it determined to make the Offer and the other conditions set forth in Section 6, but is not obligated to, extend the Offer period, if necessary, and increase the number of Common Shares that the Trust is offering to purchase to an amount which it believes will be sufficient to accommodate the excess Common Shares tendered as well as any Common Shares tendered during the extended Offer period or purchase 68,925,911 Common Shares (or such greater number of Common Shares sought) on a pro rata basis.

     On June 7, 2002, there were approximately 344,629,558 Common Shares issued and outstanding and there were approximately 109,189 holders of record of Common Shares. Except as may otherwise be set forth in Section 10 below, the Trust is not aware of any Common Shares to be purchased from any officers, trustees or affiliates of the Trust pursuant to the Offer.

     The Trust reserves the right, in its sole discretion, at any time or from time to time, to extend the period of time during which the Offer is open by giving oral or written notice of such extension to the Depositary and making a public announcement thereof. See Section 16. There can be no assurance, however, that the Trust will exercise its right to extend the Offer. If the Trust decides, in its sole discretion, to increase (except for any increase not in excess of 2% of the outstanding Common Shares) or decrease the number of Common Shares being sought and, at the time that notice of such increase or decrease is first published, sent or given to holders of Common Shares in the manner specified below, the Offer is scheduled to expire at any time earlier than the tenth business day from the date that such notice is first so published, sent or given, the Offer will be extended at least until the end of such ten business day period.

     2. PROCEDURE FOR TENDERING COMMON SHARES.

     Proper Tender of Common Shares. Except as otherwise set forth under the heading "Procedures for Selling Group Members" below, for Common Shares to be properly tendered pursuant to the Offer, a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees, any certificates for such Common Shares, and any other documents required by the Letter of Transmittal, must be received on or before the Expiration Date by the Depositary at its address set forth on page 3 of this Offer to Purchase.

     It is a violation of Section 14(e) of the Securities and Exchange Act of 1934 (the "Exchange Act"), and Rule 14e-4 promulgated thereunder, for a person to tender Common Shares in a partial tender offer for such person's own account unless at the time of tender and until such time as the securities are accepted for payment the person so tendering has a net long position equal to or greater than the amount tendered in (i) the Common Shares and will deliver or cause to be delivered such shares for purposes of tender to the Trust prior to or on the Expiration Date, or (ii) an equivalent security and, upon the acceptance of his or her tender will acquire the Common Shares by conversion, exchange, or exercise of such equivalent security to the extent required by the terms of the Offer, and will deliver or cause to be delivered the Common Shares so acquired for the purpose of tender to the Trust prior to or on the Expiration Date.

     Section 14(e) and Rule 14e-4 provide a similar restriction applicable to the tender or guarantee of a tender on behalf of another person.

     The acceptance of Common Shares by the Trust for payment will constitute a binding agreement between the tendering shareholder and the Trust upon the terms and subject to the conditions of the Offer, including the tendering shareholder's representation that (i) such shareholder has a net long position in the Common Shares being tendered within the meaning of Rule 14e-4 promulgated under the Exchange Act and (ii) the tender of such Common Shares complies with Rule 14e-4.

     Signature Guarantees and Method of Delivery. Signatures on the Letter of Transmittal are not required to be guaranteed unless (1) the proceeds for the tendered Common Shares will amount to more than $100,000, (2) the Letter of Transmittal is signed by someone other than the registered holder of the Common Shares tendered therewith, or (3) payment for tendered Common Shares is to be sent to a payee other than the registered owner of such Common Shares and/or to an address other than the registered address of the registered owner of the Common Shares. In those instances, all signatures on the Letter of Transmittal must be guaranteed by a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank (an "Eligible Institution"). If Common Shares are registered in the name of a person or persons other than the signer of the Letter of Transmittal or (a) if payment is to be made to, (b) unpurchased Common Shares (see Sections 1 and 6) are to be registered in the name of or (c) any certificates for unpurchased Common Shares are to be returned to any person other than the registered owner, then the Letter of Transmittal and, if applicable, the tendered Common Share certificates must be endorsed or accompanied by appropriate authorizations, in either case signed exactly as such name or names appear on the registration of the Common Shares with the signatures on the certificates or authorizations guaranteed by an Eligible Institution. If signature is by attorney-in-fact, executor, administrator, Trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, other legal documents will be required. See Instructions 1 and 4 of the Letter of Transmittal.

     Payment for Common Shares tendered and accepted for payment pursuant to the Offer will be made only after receipt by the Depositary on or before the Expiration Date of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by the Letter of Transmittal. If your Common Shares are evidenced by certificates, those certificates must be received by the Depositary on or prior to the Expiration Date.

     THE METHOD OF DELIVERY OF ANY DOCUMENTS, INCLUDING CERTIFICATES FOR COMMON SHARES, IS AT THE ELECTION AND RISK OF THE PARTY TENDERING COMMON SHARES. IF DOCUMENTS ARE SENT BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED.

     Procedures for Selling Group Members. If you are a selling group member, in order for you to tender any Common Shares pursuant to the Offer, you may place a confirmed wire order with VK. All confirmed wire orders used to tender Common Shares pursuant to this Offer must be placed on the Expiration Date only (wire orders placed on any other date will not be accepted by the Trust). Common Shares tendered by a wire order are deemed to be tendered when VK receives the order but subject to the condition subsequent that the settlement instructions, including (with respect to tendered Common Shares for which the selling group member is not the registered owner) a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), any other documents required by the Letter of Transmittal and any Common Share certificates, are received by the Depository within three New York Stock Exchange trading days after receipt by VK of such order.

     Determinations of Validity. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders will be determined by the Trust, in its sole discretion, whose determination shall be final and binding. The Trust reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for which may, in the opinion of the Trust's counsel, be unlawful. The Trust also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender with respect to any particular Common Share(s) or any particular shareholder, and the Trust's interpretations of the terms and conditions of the Offer will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such times as the Trust shall determine. Tendered Common Shares will not be accepted for payment unless the defects or irregularities have been cured within such time or waived. Neither the Trust, VK, the Depositary nor any other person shall be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give such notice.

     Federal Income Tax Withholding. The Depositary will withhold 30% of the gross payments payable to a Non-U.S. Shareholder unless the Non-U.S. Shareholder has provided to the Depositary a form on which it claims eligibility for a reduced rate of withholding or establishes an exemption from withholding. For this purpose, a Non-U.S. Shareholder, in general, is a shareholder that is not
(i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust whose administration is subject to the primary jurisdiction of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Depositary with a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying their entitlement thereto. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, persons holding an interest in the entity will need to provide the required certification. For example, an individual Non-U.S. Shareholder who holds shares in the Trust through a non-United States partnership must provide an IRS Form W-8BEN to the Depositary to claim the benefits of an applicable tax treaty. The Depositary will determine a shareholder's status as a Non-U.S. Shareholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to the Form W-8BEN or other appropriate Form W-8 provided by the Non-U.S. Shareholder unless facts and circumstances indicate that reliance is not warranted. A Non-U.S. Shareholder may be eligible to obtain a refund of tax withheld if such shareholder meets one of the three tests for capital gain or loss treatment described in Section 15 or is otherwise able to establish that no tax or a reduced amount of tax was due.

     To prevent backup federal income tax withholding of a percentage of the gross payments made pursuant to the Offer, each shareholder (other than a Non-U.S. Shareholder) who has not previously submitted a Form W-9 to the Trust or does not otherwise establish an exemption from such withholding must notify the Depositary of such shareholder's correct taxpayer identification number (or certify that such taxpayer is awaiting a taxpayer identification number) and provide certain other information by completing the Form W-9 enclosed with the Letter of Transmittal. Non-U.S. Shareholders who are resident aliens and who have not previously submitted a Form W-9, or other Non-U.S. Shareholders who have not previously submitted a Form W-8BEN or other appropriate Form W-8, to the Trust must do so in order to avoid backup withholding. Exemption from backup withholding does not exempt a Non-U.S. Shareholder from the 30% withholding described above.

     For a discussion of certain other federal income tax consequences to tendering shareholders, see Section 15.

     3. EARLY WITHDRAWAL CHARGE. The Depositary will impose an early withdrawal charge (the "Early Withdrawal Charge") on most Common Shares accepted for payment which have been held less than five years. The Early Withdrawal Charge will be imposed on a number of Common Shares accepted for payment from a record holder of Common Shares the value of which exceeds the aggregate value at the time the tendered Common Shares are accepted for payment of (a) all Common Shares owned by such holder that were purchased more than five years prior to such acceptance, (b) all Common Shares owned by such holder that were acquired through reinvestment of distributions, and (c) the increase, if any, of value of all other Common Shares owned by such holder (namely, those purchased within the five years preceding acceptance for payment) over the purchase price of such Common Shares. The Early Withdrawal Charge will be paid to VK on behalf of the holder of the Common Shares. In determining whether an Early Withdrawal Charge is payable, Common Shares accepted for payment pursuant to the Offer shall be deemed to be those Common

Shares purchased earliest by the Shareholder. Any Early Withdrawal Charge which is required to be imposed will be made in accordance with the following schedule.

                                                                EARLY
                     YEAR OF REPURCHASE                       WITHDRAWAL
                       AFTER PURCHASE                           CHARGE
                     ------------------                       ----------
First.......................................................     3.0%
Second......................................................     2.5%
Third.......................................................     2.0%
Fourth......................................................     1.5%
Fifth.......................................................     1.0%
Sixth and following.........................................     0.0%

     Exchanges. Tendering shareholders may elect to have the Depositary invest the cash proceeds from the tender of Common Shares of the Trust in contingent deferred sales charge shares ("Class B Shares") of certain open-end investment companies advised by either Van Kampen Investment Advisory Corp. or Van Kampen Asset Management Inc. and distributed by VK (such funds are collectively referred to herein as the "VK Funds"), subject to certain limitations, at the net asset value of the Class B Shares of the respective VK Fund (or VK Funds) selected by the tendering shareholder on the date the Trust accepts for payment the Common Shares tendered. See Section 5 regarding acceptance and payment of proceeds for shares tendered. The Early Withdrawal Charge will be waived for Common Shares tendered pursuant to this election, however, such Class B Shares immediately become subject to a contingent deferred sales charge schedule equivalent to the Early Withdrawal Charge schedule of the Trust. Thus, shares of such VK Funds may be subject to a contingent deferred sales charge upon a subsequent redemption from the VK Funds. The purchase of shares of such VK Fund will be deemed to have occurred at the time of the purchase of the Common Shares of the Trust for calculating the applicable contingent deferred sales charge.

     The prospectus for each VK Fund describes its investment objectives and policies. Shareholders should obtain a VK Fund's prospectus and should consider the VK Fund's objectives and policies carefully before making the election described above. Shareholders can obtain a prospectus for a VK Fund without charge by calling (800) 341-2911. Tendering shareholders may purchase Class B Shares of a VK Fund only if shares of such VK Fund are available for sale. An exchange is still deemed to be a tender of Common Shares causing a taxable event and may result in a taxable gain or loss for tendering shareholders. Please consult your tax adviser regarding the tax consequences of any exchange.

     A shareholder may make the election described above by completing the appropriate section on the Letter of Transmittal or by giving proper instructions to the shareholder's broker or dealer. Although this election to purchase Class B Shares of a VK Fund has been made available as a convenience to the Trust's shareholders, neither the Trust nor its Board of Trustees makes any recommendation as to whether shareholders should invest in shares of another VK Fund. VK Funds may offer certain shareholder services to investors that are not available to investors of the Trust. These shareholder services (including certain purchase, redemption or exchange privileges) are described in the VK Fund's prospectus. In order to use certain shareholder services on your VK Fund Class B Share account, a signature guarantee form will be required for such account. Shareholders may access materials to establish these shareholder services, including the signature guarantee form, by calling the Investor Services Department at (800) 341-2911 or accessing applicable forms at http://www.vankampen.com and selecting the Literature section and then Download Forms.

     4. WITHDRAWAL RIGHTS. Except as otherwise provided in this Section 4, tenders of Common Shares made pursuant to the Offer will be irrevocable. You may withdraw Common Shares tendered at any time prior to 12:00 Midnight Eastern Time on the Expiration Date and, if the Common Shares have not yet been accepted for payment by the Trust, at any time after August 9, 2002.

     To be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Depositary at the address set forth on page 3 of this Offer to Purchase. Any notice of withdrawal must specify the name of the person having tendered the Common Shares to be withdrawn, the number of Common Shares to be withdrawn, and, if certificates representing such Common Shares have been delivered or otherwise identified to the Depositary, the name of the registered holder(s) of such Common

Shares as set forth in such certificates if different from the name of the person tendering the Common Shares. If certificates have been delivered to the Depositary, then, prior to the release of such certificates, you must also submit the certificate numbers shown on the particular certificates evidencing such Common Shares and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution.

     All questions as to the form and validity (including time of receipt) of notices of withdrawal will be determined by the Trust in its sole discretion, whose determination shall be final and binding. None of the Trust, VK, the Depositary or any other person is or will be obligated to give any notice of any defects or irregularities in any notice of withdrawal, and none of them will incur any liability for failure to give any such notice. Common Shares properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Offer. However, withdrawn Common Shares may be retendered by following the procedures described in Section 2 prior to the Expiration Date.

     5. PAYMENT FOR SHARES TENDERED. For purposes of the Offer, the Trust will be deemed to have accepted for payment (and thereby purchased) Common Shares which are tendered and not withdrawn when, as and if it gives oral or written notice to the Depositary of its acceptance of such Common Shares for payment pursuant to the Offer.

     Payment for Common Shares purchased pursuant to the Offer will be made by depositing the aggregate purchase price therefor with the Depositary, which will act as agent for tendering shareholders for the purpose of receiving payment from the Trust and either transmitting payment directly to the tendering shareholders or, in the case of tendering shareholders electing to invest such proceeds in another VK Fund, transmitting payment directly to the transfer agent for purchase of Class B Shares of the designated VK Fund for the account of such shareholders. In all cases, payment for Common Shares accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary, as required pursuant to the Offer, of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), any certificates representing such Common Shares, if issued, and any other required documents. Certificates for Common Shares not purchased (see Sections 1 and 6), or for Common Shares not tendered included in certificates forwarded to the Depositary, will be returned promptly following the termination, expiration or withdrawal of the Offer, without expense to the tendering shareholder.

     The Trust will pay all transfer taxes, if any, payable on the transfer to it of Common Shares purchased pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted by the Offer) if unpurchased Common Shares are to be registered in the name of any person other than the registered holder, or if tendered certificates, if any, are registered or the Common Shares tendered are held in the name of any person other than the person signing the Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. Shareholders tendering Common Shares remain entitled to receive dividends declared on such shares up to the settlement date of the Offer. The Trust will not pay any interest on the Purchase Price under any circumstances. An Early Withdrawal Charge will be imposed on most Common Shares accepted for payment that have been held for less than five years. See
Section 3. In addition, if certain events occur, the Trust may not be obligated to purchase Common Shares pursuant to the Offer. See Section 6.

     ANY TENDERING SHAREHOLDER OR OTHER PAYEE WHO HAS NOT PREVIOUSLY SUBMITTED A COMPLETED AND SIGNED FORM W-9 AND WHO FAILS TO COMPLETE FULLY AND SIGN THE FORM W-9 ENCLOSED WITH THE LETTER OF TRANSMITTAL MAY BE SUBJECT TO REQUIRED FEDERAL INCOME TAX WITHHOLDING OF A PERCENTAGE OF THE GROSS PROCEEDS PAID TO SUCH SHAREHOLDER OR OTHER PAYEE PURSUANT TO THE OFFER. SEE SECTION 2.

     6. CERTAIN CONDITIONS OF THE OFFER. Notwithstanding any other provision of the Offer, the Trust shall not be required to accept for payment, purchase or pay for any Common Shares tendered, and may terminate or amend the Offer or may postpone the acceptance for payment of, the purchase of and payment for Common Shares tendered, if at any time at or before the time of purchase of any such Common Shares, any of the following events shall have occurred (or shall have been determined by the Trust to have occurred) which, in the Trust's sole judgment in any such case and regardless of the circumstances (including any action or omission to act by the Trust), makes it inadvisable to proceed with the Offer or with such purchase or payment: (1) in the reasonable judgment of the Trustees, there is not sufficient liquidity of the assets of the Trust; (2) such transactions, if consummated, would (a) impair the Trust's status as a regulated investment company under the federal income tax law (which would make the Trust a taxable entity, causing the Trust's taxable income to be taxed at the Trust level) or (b) result in a failure to comply with applicable asset coverage requirements; or (3) there is, in the Board of Trustees' reasonable judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) suspension of or limitation on prices for trading securities generally on any United States national securities exchange or in the over-the-counter market, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, (d) limitation affecting the Trust or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, a significant change in armed hostilities or other international or national calamity directly or indirectly involving the United States since the commencement of the Offer or
(f) other event or condition which would have a material adverse effect on the Trust or the holders of its Common Shares if the tendered Common Shares are purchased.

     The foregoing conditions are for the Trust's sole benefit and may be asserted by the Trust regardless of the circumstances giving rise to any such condition (including any action or inaction by the Trust), and any such condition may be waived by the Trust in whole or in part, at any time and from time to time in its sole discretion. The Trust's failure at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right; the waiver of any such right with respect to particular facts and circumstances shall not be deemed a waiver with respect to any other facts or circumstances; and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. Any determination by the Trust concerning the events described in this Section 6 shall be final and shall be binding on all parties.

     If the Trust determines to terminate or amend the Offer or to postpone the acceptance for payment of or payment for Common Shares tendered, it will, to the extent necessary, extend the period of time during which the Offer is open as provided in Section 16. Moreover, in the event any of the foregoing conditions are modified or waived in whole or in part at any time, the Trust will promptly make a public announcement of such waiver and may, depending on the materiality of the modification or waiver, extend the Offer period as provided in Section 16.

     7. PURPOSE OF THE OFFER. The Trust currently does not believe that an active secondary market for its Common Shares exists or is likely to develop. In recognition of the possibility that a secondary market may not develop for the Common Shares of the Trust, or, if such a market were to develop, the Common Shares might trade at a discount, the Trustees have determined that it would be in the best interest of its shareholders for the Trust to take action to attempt to provide liquidity to shareholders. To that end, the Trustees presently intend each quarter to consider making a tender offer to purchase Common Shares at their NAV. The purpose of this Offer is to attempt to provide liquidity to the holders of Common Shares. There can be no assurance that this Offer will provide sufficient liquidity to all holders of Common Shares that desire to sell their Common Shares or that the Trust will make any such tender offer in the future.

     NEITHER THE TRUST NOR ITS BOARD OF TRUSTEES MAKES ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING ANY OR ALL OF SUCH SHAREHOLDER'S COMMON SHARES AND HAS NOT AUTHORIZED ANY PERSON TO MAKE ANY SUCH RECOMMENDATION. SHAREHOLDERS ARE URGED TO EVALUATE CAREFULLY ALL INFORMATION IN THE OFFER, CONSULT THEIR OWN INVESTMENT AND TAX ADVISERS AND MAKE THEIR OWN DECISIONS WHETHER TO TENDER COMMON SHARES AND, IF SO, HOW MANY COMMON SHARES TO TENDER.

     8. PLANS OR PROPOSALS OF THE TRUST. Except as set forth in this Section 8, the Trust has no present plans or proposals which relate to or would result in any extraordinary transaction such as a merger, reorganization or liquidation involving the Trust; any purchase, sale or transfer of a material amount of assets of the Trust other than in its ordinary course of business; any material changes in the Trust's present capitalization (except as resulting from the Offer or otherwise set forth herein); or any other material changes in the Trust's structure or business. The Trust's fundamental investment policies and restrictions give the Trust the flexibility to pursue its investment objective through a fund structure commonly known as a "master-feeder" structure. If the Trust converts to a master-feeder structure, the existing shareholders of the Trust would continue to hold their shares of the Trust and the Trust would become a feeder-fund of the master-fund. The value of a shareholder's shares would be the same immediately after any conversion as the value immediately before such conversion. Use of this master-feeder structure potentially would result in increased assets invested among the collective investment vehicle of which the Trust would be a part, thus allowing operating expenses to be spread over a larger asset base, potentially achieving economies of scale. The Trust's Board of Trustees presently does not intend to affect any conversion to a master-feeder structure.

     9. PRICE RANGE OF COMMON SHARES; DIVIDENDS. The Trust's NAV from June 7, 2000 through June 7, 2002 ranged from a high of $9.52 to a low of $8.25. On June 7, 2002, the NAV was $8.34. You can obtain current NAV quotations from VK by calling (800) 341-2911 between the hours of 7:00 A.M. and 7:00 P.M. Central Time, Monday through Friday, except holidays. NAV quotes also may be obtained through the ICI Pricing Service which is released each Friday evening and published by the Dow Jones Capital Markets Wire Service on each Friday; published in the New York Times on each Saturday; published in the Chicago Tribune on each Sunday; and published weekly in Barron's magazine. The Trust offers and sells its Common Shares to the public on a continuous basis through VK as principal underwriter. The Trust is not aware of any secondary market trading for the Common Shares. Dividends on the Common Shares are declared daily and paid monthly. Shareholders tendering Common Shares remain entitled to receive dividends declared on such Common Shares up to the settlement date of the Offer.

     10. INTEREST OF TRUSTEES AND EXECUTIVE OFFICERS; TRANSACTIONS AND ARRANGEMENTS CONCERNING THE COMMON SHARES. Except as set forth in this Section 10, as of June 7, 2002, the trustees and executive officers of the Trust as a group beneficially owned no Common Shares. As of June 7, 2002, Wayne W. Whalen, a trustee of the Trust, owned 2,122.806 Common Shares. The Trust is not aware of any Common Shares to be purchased from any officer, trustee or affiliate of the Trust pursuant to the Offer.

     Except as set forth in this Section 10, based upon the Trust's records and upon information provided to the Trust by its trustees, executive officers and affiliates (as such term is used in the Securities Exchange Act of 1934), neither the Trust nor, to the best of the Trust's knowledge, any of the trustees or executive officers of the Trust, nor any affiliates of any of the foregoing, has effected any transactions in the Common Shares during the sixty day period prior to the date hereof. Wayne W. Whalen acquired 13.784 Common Shares between April 15, 2002 and the date hereof through the reinvestment of dividends as described in the Trust's prospectus.

     Except as set forth in this Offer to Purchase, neither the Trust nor, to the best of the Trust's knowledge, any of its affiliates, trustees or executive officers, is a party to any agreement, arrangement or understanding, whether or not legally enforceable, between the Trust, any of the Trust's executive officers or trustees, any person controlling the Trust or any officer or director of any corporation ultimately in control of the Trust and any other person with respect to any securities of the Trust.

     11. CERTAIN EFFECTS OF THE OFFER. The purchase of Common Shares pursuant to the Offer will have the effect of increasing the proportionate interest in the Trust of shareholders who do not tender their Common Shares. If you retain your Common Shares you will be subject to any increased risks that may result from the reduction in the Trust's aggregate assets resulting from payment for the tendered Common Shares (e.g., greater volatility due to decreased diversification and higher expenses). However, the Trust believes that since the Trust is engaged in a continuous offering of the Common Shares, those risks would be reduced to the extent new Common Shares of the Trust are sold. All Common Shares purchased by the Trust pursuant to the Offer will be held in treasury pending disposition.

     12. SOURCE AND AMOUNT OF FUNDS. The total cost to the Trust of purchasing the full 68,925,911 Common Shares pursuant to the Offer would be approximately $574,842,103 (assuming a NAV of $8.34 on the Expiration Date). The Trust anticipates that the Purchase Price for any Common Shares acquired pursuant to the Offer will first be derived from cash on hand, such as proceeds from sales of new Common Shares of the Trust and specified pay-downs from the participation interests in senior corporate loans which it has acquired, and then from the proceeds from the sale of cash equivalents held by the Trust. The Trust may from time to time enter into one or more credit agreements to provide the Trust with additional liquidity to meet its obligations to purchase Common Shares pursuant to any tender offer it may make. The Trust has been a party to such credit arrangements in the past and currently is a party to a credit agreement (described in more detail below). If, in the judgment of the Trustees, there is not sufficient liquidity of the assets of the Trust to pay for tendered Common Shares, the Trust may terminate the Offer. See Section 6.

     The Trust has entered into a Fourth Amendment and Restatement of Credit Agreement, dated as of November 9, 2001 (the "Credit Agreement"), among the Trust and Van Kampen Senior Floating Rate Fund (the "Co-Borrower") as borrowers (collectively the "Borrowers"), the banks party thereto (the "Financial Institutions"), and Bank of America, N.A., ("BofA"), as agent, pursuant to which the Financial Institutions have committed to provide a credit facility of up to $500,000,000 (subject to an optional commitment increase upon approval of each Borrower's Board of Trustees and the Financial Institutions) (the "Credit Facility Commitment") to the Trust and the Co-Borrower, which is not secured by the assets of the Trust or Co-Borrower or other collateral. As of the date hereof, neither the Trust nor the Co-Borrower has any outstanding borrowing under the Credit Agreement. The proceeds of any amounts borrowed under the Credit Agreement may be used to provide the Trust with additional liquidity to meet its obligations to purchase Common Shares pursuant to any tender offer that it may make. The Credit Agreement has terms and conditions substantially similar to the following:

     a. Each of the Trust and the Co-Borrower is entitled to borrow money ("Loans") from the Financial Institutions in amounts which in the aggregate do not exceed the amount of the Credit Facility Commitment, provided that the aggregate amount of Loans to the Trust or the Co-Borrower on an individual basis cannot exceed twenty-five percent (25%) of the net asset value of the Trust or Co-Borrower, as the case may be (defined as total assets minus total liabilities minus assets subject to liens).

     b. Loans made under the Credit Agreement, if any, will bear interest daily at the option of the Trust or Co-Borrower, as applicable, (i) at a rate per annum equal to the federal funds rate from time to time plus 0.50%, or (ii) at a rate per annum equal to a reserve-adjusted interbank offered rate offered by BofA's Grand Cayman Branch ("IBOR") plus 0.50% per annum. Each of the Trust and Co-Borrower will bear the expenses of any borrowings attributable to it under the Credit Agreement. Such interest will be due, in arrears, on the outstanding principal amount of each Loan (i) as to any federal funds rate Loan on the last business day of each calendar quarter and (ii) as any offshore rate Loan, from one
        (1) day to sixty (60) days from the date of the Loan, as selected by the Trust or Co-Borrower, as applicable, in advance. Interest on the outstanding principal of the Loans will also be due on the date of any prepayment of any offshore rate Loan and on demand during the existence of an event of default under the Credit Agreement payable by the borrower subject to such event of default. Overdue payments of principal and interest will bear interest, payable upon demand, at a penalty rate. No Loan shall be outstanding for a period of more than sixty (60) days, and there shall be no more than three Interest Periods as defined in the Credit Agreement in effect.

     c. The Trust paid arrangement fees and expenses to BofA or its affiliates on the date the Credit Agreement was executed. In addition, during the term of the Credit Agreement, the Trust is obligated to pay its pro rata share (based on the relative net assets of the Trust and Co-Borrower) of a commitment fee computed at the rate of 0.11% per annum on the average daily unused amount of the facility.

     d. The principal amount of any Loan made under the Credit Agreement, if any, is required to be paid sixty (60) days from the date of the Loan. Each of the Trust and Co-Borrower is entitled to prepay a Loan made to it in multiples of $1,000,000, provided that the Trust or Co-Borrower, as applicable, gives sufficient notices of prepayment. On the Commitment Termination Date (as defined below), all outstanding principal and accrued interest under the Credit Agreement will be due and payable in full.

     e. The Credit Agreement provides for BofA to elect to make swingline loans to each Borrower in amounts which in the aggregate do not exceed $25,000,000, provided that the aggregate amount of such swingline loans to the Trust or the Co-Borrower on an individual basis cannot exceed the lesser of (a) BofA's commitment under the Credit Agreement, (b) the combined commitment of all Financial Institutions under the Credit Agreement or (c) twenty-five percent (25%) of the net asset value of the Trust or Co-Borrower, as the case may be. Such swingline loans are due no later than the seventh business day following the day the swingline loan was made, bear interest at a rate per annum equal to the federal funds rate from time to time plus 0.50% due upon the repayment of such loan and, if unpaid when due or the Borrower otherwise elects, may convert to a traditional federal funds rate Loan under the Credit Agreement funded by BofA and all of the other Financial Institutions in accordance with the Credit Agreement's commitment schedule.

     f. The drawdown of the initial Loan or swingline loan, if any, under the Credit Agreement is subject to certain conditions, including, among other things, the Trust and Co-Borrower, as applicable, executing and delivering a promissory note made payable to the order of each Financial Institution, in the form attached to the Credit Agreement (the "Promissory Notes").

        The drawdown of each Loan or swingline loan, if any, is further conditioned upon the satisfaction of additional conditions, including, without limitation, (i) the providing of notice with respect to the Loan; (ii) the asset coverage ratio for the applicable borrower being at least 4 to 1; (iii) there being no default or event of default in existence with respect to the applicable borrower; (iv) the representations and warranties with respect to the applicable borrower made in the Credit Agreement continuing to be true; and (v) there being no Loans outstanding with respect to the applicable borrower for more than sixty (60) days on the day preceding the proposed borrowing.

     g. The Credit Agreement contains various affirmative and negative covenants of the Trust and Co-Borrower, including, without limitation, obligations: (i) to provide periodic financial information; (ii) with limited exceptions, to not consolidate with or merge into any other entity or have any other entity merge into it and to not sell all or any substantial part of its assets; (iii) to continue to engage in its current type of business and to maintain its existence as a business trust; (iv) to comply with applicable laws, rules and regulations; (v) to maintain insurance on its property and business; (vi) to limit the amount of its debt based upon 25% of the net asset value of the applicable borrower; and (vii) to not create any lien on any of its assets, with certain exceptions.

     h. The Credit Agreement also contains various events of default (with certain specified grace periods), including, without limitation: (i) failure to pay when due any amounts required to be paid to the Financial Institutions under the Credit Agreement or the Promissory Notes; (ii) any material misrepresentations in the Credit Agreement or documents delivered to the Financial Institutions; (iii) failure to observe or perform certain terms, covenants and agreements contained in the Credit Agreement, the Promissory Notes or other documents delivered to the Financial Institutions; (iv) failure to comply with the Trust's or Co-Borrower's, as applicable, fundamental investment policies or investment restrictions; (v) failure to comply by the Trust or Co-Borrower, as applicable, with all material provisions of the Investment Company Act of 1940; (vi) the voluntary or involuntary bankruptcy of the Trust or Co-Borrower, as applicable; (vii) the entry of judgments for the payment of money in excess of $5,000,000 in the aggregate which remains unsatisfied or unstayed for a period of 30 days; and (viii) a change in control of the Trust's or Co-Borrower's, as applicable, investment adviser.

     i. The credit facility provided pursuant to the Credit Agreement will terminate on November 8, 2002 (the "Commitment Termination Date"), unless extended or earlier terminated pursuant to the terms thereof, and all accrued interest and principal will be due thereon.

     Pursuant to guidelines applicable to the Trust and the Co-Borrower, any Loans to the Trust and Co-Borrower will be made on a first-come, first-serve basis. If, at any time, the demand for borrowings by the Trust and Co-Borrower exceeds amounts available under the Credit Agreement, such borrowing will be allocated on a fair and equitable basis, taking into consideration factors, including without limitation, relative net assets of the Trust and Co-Borrower, amounts requested by the Trust and Co-Borrower, and availability of other sources of cash to meet each parties needs.

     The Trust intends to repay any Loans under the Credit Agreement from proceeds from the specified pay-downs from the interests in Senior Loans (as defined below) which will be acquired and from proceeds from the sale of Common Shares.

     The foregoing descriptions of the Credit Agreement do not purport to be complete or final, and are qualified in their entirety by reference to the Credit Agreement included as Exhibit (b)(1) to the Issuer Tender Offer Statement on Schedule TO of the Trust. See Section 14.

     13. CERTAIN INFORMATION ABOUT THE TRUST. The Trust was organized as a Massachusetts business trust on July 14, 1989 and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust plans to invest at least 80% of its total assets in adjustable rate senior loans ("Senior Loans"). Senior Loans are business loans made to borrowers that may be corporations, partnerships or other entities ("Borrowers"). These Borrowers operate in a variety of industries and geographic regions. The interest rates on Senior Loans adjust periodically, and the Trust's portfolio of Senior Loans will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less. The Trust believes that investing in adjustable rate Senior Loans should limit fluctuations in its net asset value caused by changes in interest rates. The interest rates on Senior Loans adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Inter-Bank Offered Rate ("LIBOR"), the prime rate offered by one or more major United States banks (the "Prime Rate") or the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. As short term interest rates rise, interest payable to the Fund should increase. As short term interest rates decline, interest payable to the Fund should decrease. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund's portfolio of Senior Loans.

     The Trust has registered as a "non-diversified" investment company so that, subject to its investment restrictions, it is able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or participations in Senior Loans purchased from a single lender. To the extent the Trust invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Trust will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

     The Trust is advised by Van Kampen Investment Advisory Corp. (the "Adviser") pursuant to an Investment Advisory Agreement under which the Trust accrues daily and pays monthly to the Adviser an investment management fee based on the per annum rate of: 0.95% of the first $4.0 billion of average daily net assets of the Trust, 0.90% on the next $3.5 billion, 0.875% on the next $2.5 billion and 0.85% on average daily net assets over $10 billion. The Trust is a party to an Administration Agreement and an Offering Agreement with VK. Under the Administration Agreement, the Trust pays VK a monthly fee based on the per annum rate of 0.25% of the Trust's average daily net assets. Under the Offering Agreement, the Trust offers and sells its Common Shares to the public on a continuous basis through VK as principal underwriter. VK compensates broker-dealers participating in the continuous offering of the Trust's Common Shares at a rate of 3.0% of the dollar value of Common Shares purchased from the Trust by such broker-dealers. VK also compensates broker-dealers who have entered into sales agreements with VK at an annual rate, paid quarterly, equal to an amount up to 0.35% of the value of Common Shares sold by each respective broker-dealer and remaining outstanding after one year from the date of their original purchase. VK also may provide, from time to time, additional cash incentives to broker-dealers which employ representatives who sell a minimum dollar amount of the Common Shares. All such compensation is or will be paid by VK out of its own assets, and not out of the assets of the Trust. The compensation paid to such broker-dealers and to VK, including the compensation paid at the time of purchase, the quarterly payments, any additional incentives paid from time to time and the Early Withdrawal Charge, if any, will not in the aggregate exceed applicable limitations.

     The principal executive offices of the Trust are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555.

     Reference is hereby made to Section 9 of this Offer to Purchase and the financial statements attached hereto as Exhibit A which are incorporated herein by reference.

     14. ADDITIONAL INFORMATION. The Trust has filed an Issuer Tender Offer Statement on Schedule TO with the Securities and Exchange Commission (the "Commission") which includes certain additional information relating to the Offer. Such material may be inspected and copied at prescribed rates at the Commission's public reference facilities at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549; Jacob K. Javits Federal Building, 26 Federal Plaza, New York, New York 10278; and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such material may also be obtained by mail at prescribed rates from the Public Reference Branch of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, the Issuer Tender Offer Statement on Schedule TO is available along with other related materials at the Commission's internet website (http://www.sec.gov).

     15. CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following discussion is a general summary of the federal income tax consequences of a sale of Common Shares pursuant to the Offer. Shareholders should consult their own tax advisers regarding the tax consequences of a sale of Common Shares pursuant to the Offer, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

     The sale of Common Shares pursuant to the Offer will be a taxable transaction for federal income tax purposes, either as a "sale or exchange" or, under certain circumstances, as a "dividend." Under Section 302(b) of the Internal Revenue Code of 1986, as amended (the "Code"), a sale of Common Shares pursuant to the Offer generally will be treated as a sale or exchange if the receipt of cash by the shareholder or by the Depositary on behalf of the shareholder, in the case of a tendering shareholder electing to invest cash proceeds from the tender of Common Shares in Class B Shares of a designated VK
Fund: (a) results in a "complete redemption" of the shareholder's interest in the Trust, (b) is "substantially disproportionate" with respect to the shareholder or (c) is "not essentially equivalent to a dividend" with respect to the shareholder. In determining whether any of these tests has been met, Common Shares actually owned, as well as Common Shares considered to be owned by the shareholder by reason of certain constructive ownership rules set forth in
Section 318 of the Code, generally must be taken into account. If any of these three tests for sale or exchange treatment is met, a shareholder will recognize gain or loss equal to the difference between the amount of cash received by the shareholder or, in the case of a tendering shareholder electing to invest cash proceeds from the tender of Common Shares in Class B Shares of a designated VK Fund, by the Depositary on behalf of the shareholder pursuant to the Offer and the tax basis of the Common Shares sold. If such Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

     If none of the tests set forth in Section 302(b) of the Code is met, amounts received by a shareholder or by the Depositary on behalf of a shareholder, as the case may be, who sells Common Shares pursuant to the Offer will be taxable to the shareholder as a "dividend" to the extent of such shareholder's allocable share of the Trust's current or accumulated earnings and profits. The excess of such amounts received over the portion that is taxable as a dividend would constitute a non-taxable return of capital (to the extent of the shareholder's tax basis in the Common Shares sold pursuant to the Offer). Any amounts in excess of the shareholder's tax basis would constitute taxable gain. Thus, a shareholder's tax basis in the Common Shares sold will not reduce the amount of the dividend. Any remaining tax basis in the Common Shares tendered to the Trust will be transferred to any remaining Common Shares held by such shareholder. In addition, if a tender of Common Shares is treated as a dividend to a tendering shareholder, a constructive dividend under Section 305(c) of the Code may result to a non-tendering shareholder whose proportionate interest in the earnings and assets of the Trust has been increased by such tender. The Trust believes, however, that the nature of the repurchase will be such that a tendering shareholder will qualify for sale or exchange treatment (as opposed to dividend treatment).

     16. EXTENSION OF TENDER PERIOD; TERMINATION; AMENDMENTS. The Trust reserves the right, at any time and from time to time, to extend the period of time during which the Offer is pending by making a public announcement thereof. In the event that the Trust so elects to extend the tender period, the Purchase Price for the Common Shares tendered will be determined as of 5:00 P.M. Eastern Time on the Expiration Date, as extended, and the Offer will terminate as of 12:00 Midnight Eastern Time on the Expiration Date, as extended. During any such extension, all Common Shares previously tendered and not purchased or withdrawn will remain subject to the Offer. The Trust also reserves the right, at any time and from time to time up to and including the Expiration Date, to (a) terminate the Offer and not to purchase or pay for any

Common Shares or, subject to applicable law, postpone payment for Common Shares upon the occurrence of any of the conditions specified in Section 6, and (b) amend the Offer in any respect by making a public announcement thereof. Such public announcement will be issued no later than 9:00 A.M. Eastern Time on the next business day after the previously scheduled Expiration Date and will disclose the approximate number of Common Shares tendered as of that date. Without limiting the manner in which the Trust may choose to make a public announcement of extension, termination or amendment, except as provided by applicable law, the Trust shall have no obligation to publish, advertise or otherwise communicate any such public announcement, other than by making a release to the Dow Jones News Service.

     If the Trust materially changes the terms of the Offer or the information concerning the Offer, or if it waives a material condition of the Offer, the Trust will extend the Offer to the extent required by Rule 13e-4 promulgated under the Exchange Act. These rules require that the minimum period during which an offer must remain open following material changes in the terms of the offer or information concerning the offer (other than a change in price or a change in percentage of securities sought) will depend on the facts and circumstances, including the relative materiality of such terms or information. If (i) the Trust increases or decreases the price to be paid for Common Shares, or the Trust increases the number of Common Shares being sought by an amount exceeding 2% of the outstanding Common Shares, or the Trust decreases the number of Common Shares being sought and (ii) the Offer is scheduled to expire at any time earlier than the expiration of a period ending on the tenth business day from, and including, the date that notice of such increase or decrease is first published, sent or given, the Offer will be extended at least until the expiration of such period of ten business days.

     17. MISCELLANEOUS. The Offer is not being made to, nor will the Trust accept tenders from, owners of Common Shares in any jurisdiction in which the Offer or its acceptance would not comply with the securities or Blue Sky laws of such jurisdiction. The Trust is not aware of any jurisdiction in which the making of the Offer or the tender of Common Shares would not be in compliance with the laws of such jurisdiction. However, the Trust reserves the right to exclude holders in any jurisdiction in which it is asserted that the Offer cannot lawfully be made. So long as the Trust makes a good-faith effort to comply with any state law deemed applicable to the Offer, the Trust believes that the exclusion of holders residing in such jurisdiction is permitted under Rule 13e-4(f)(9) promulgated under the Exchange Act. In any jurisdiction the securities or Blue Sky laws of which require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on the Trust's behalf by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

June 14, 2002                                 VAN KAMPEN PRIME RATE INCOME TRUST

                                                      BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.(1)

                                        BANK LOAN
PRINCIPAL                                RATINGS+
AMOUNT                                --------------
(000)       BORROWER                  MOODY'S   S&P      STATED MATURITY*         VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS  90.7%
            AEROSPACE/DEFENSE  2.0%
 $ 8,678    Aerostructures Corp Term
            Loan....................  NR        BB-    12/31/03 to 09/06/04   $    8,540,121
   3,079    Aircraft Braking Systems
            Corp., Term Loan........  NR        NR     10/15/05                    3,020,974
   8,720    Alliant Techsystems,
            Inc., Term Loan.........  Ba2       BB-    04/20/09                    8,831,659
   7,704    DeCrane Aircraft
            Holdings, Inc., Term
            Loan....................  B2        B+     09/30/05 to 12/17/06        7,563,058
   4,190    DRS Technologies, Inc.,
            Term Loan...............  Ba3       BB-    09/30/08                    4,227,469
  12,677    EG&G Technical Services,
            Inc., Term Loan.........  B1        NR     08/20/07                   12,613,931
   6,351    Fairchild Corp., Term
            Loan....................  B1        B+     04/30/06                    5,477,833
   5,342    United Defense
            Industries, Inc., Term
            Loan....................  B1        BB-    08/13/09                    5,366,571
   6,195    Vought Aircraft
            Industries, Inc., Term
            Loan....................  NR        NR     12/31/06 to 06/30/08        6,023,804
                                                                              --------------
                                                                                  61,665,420
                                                                              --------------
            AUTOMOTIVE  3.3%
   2,949    American Axle &
            Manufacturing Holdings,
            Inc., Term Loan.........  Ba2       BB     04/30/06                    2,932,279
  10,224    Breed Technologies,
            Inc., Term Loan (a).....  NR        NR     12/20/04                    8,696,620
  14,738    Dura Operating Corp.,
            Term Loan...............  Ba3       BB-    03/31/06                   14,751,324
  49,931    Federal-Mogul Corp.,
            Term Loan (c)...........  NR        D      10/01/03 to 02/24/05       35,933,038
   4,819    Metaldyne Corp., Term
            Loan....................  Ba3       BB-    06/21/09                    4,578,512

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                        BANK LOAN
PRINCIPAL                                RATINGS+
AMOUNT                                --------------
(000)       BORROWER                  MOODY'S   S&P      STATED MATURITY*         VALUE
            AUTOMOTIVE (CONTINUED)
 $ 9,391    Metalforming
            Technologies, Inc., Term
            Loan....................  NR        NR     06/30/06               $    6,573,365
  14,700    MetoKote Corp., Term
            Loan....................  NR        NR     11/04/05                   13,083,000
     988    Oshkosh Truck Corp.,
            Term Loan...............  NR        BB+    01/31/07                      995,523
   7,814    Safelite Glass Corp.,
            Term Loan...............  NR        NR     09/30/07                    7,873,513
   9,875    ThermaSys Corp., Term
            Loan....................  B1        B      08/25/07                    8,845,752
                                                                              --------------
                                                                                 104,262,926
                                                                              --------------
            BEVERAGE, FOOD & TOBACCO  3.8%
  29,801    Agrilink Foods, Inc.,
            Term Loan...............  B1        B+     09/30/04 to 09/30/05       28,944,798
  19,022    Aurora Foods, Inc., Term
            Loan....................  B2        B      06/30/05 to 09/30/06       18,901,265
  10,550    B & G Foods, Inc., Term
            Loan....................  B1        B+     03/31/06                   10,476,543
     965    BCB USA Corp., Term
            Loan....................  Ba3       NR     12/31/06                      971,031
  10,000    Dean Foods Co., Term
            Loan....................  Baa2      BB+    07/15/08                   10,076,790
   4,962    Del Monte Corp., Term
            Loan....................  B1        B+     03/31/08                    5,020,397
  10,671    Doane Pet Care Co., Term
            Loan....................  B1        B+     12/31/05 to 12/31/06       10,084,774
   2,032    Eagle Family Foods,
            Inc., Term Loan.........  B1        B      12/31/05                    1,808,340
   1,493    Hartz Mountain Corp.,
            Term Loan...............  B1        NR     12/31/07                    1,474,375
   2,500    Imperial Sugar Corp.,
            Term Loan...............  NR        NR     12/31/03 to 12/31/05        2,025,000
  10,500    Land O' Lakes, Inc.,
            Term Loan...............  Ba2       BBB-   10/10/08                   10,486,875
   7,333    Mafco Worldwide Corp.,
            Term Loan...............  NR        NR     03/31/06                    7,292,797

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                        BANK LOAN
PRINCIPAL                                RATINGS+
AMOUNT                                --------------
(000)       BORROWER                  MOODY'S   S&P      STATED MATURITY*         VALUE
            BEVERAGE, FOOD & TOBACCO (CONTINUED)
 $ 3,725    Merisant Co., Term
            Loan....................  Ba3       BB-    03/31/07               $    3,728,593
   7,000    Pinnacle Foods, Inc.,
            Term Loan...............  Ba3       BB-    06/20/08                    7,013,125
                                                                              --------------
                                                                                 118,304,703
                                                                              --------------
            BROADCASTING--CABLE  4.1%
   9,800    CC VIII Operating, LLC,
            Term Loan...............  Ba3       BB+    02/02/08                    9,680,842
  62,000    Charter Communications
            Operations II LP, Term
            Loan....................  Ba3       BBB-   03/18/08                   61,263,750
  38,229    Falcon Communications,
            LP, Term Loan...........  Ba3       NR     12/31/07                   37,559,612
   9,937    Frontiervision Operating
            Partners, LP, Term
            Loan....................  Ba2       BB     03/31/06                    9,812,753
  10,080    Olympus Cable Holdings,
            LLC, Term Loan..........  Ba2       BB     09/30/10                   10,003,704
                                                                              --------------
                                                                                 128,320,661
                                                                              --------------
            BROADCASTING--DIVERSIFIED  0.5%
  14,701    Muzak Audio
            Communications, Inc.,
            Term Loan...............  B2        B+     12/31/06                   14,241,402
   3,432    White Knight
            Broadcasting, Inc., Term
            Loan....................  NR        NR     06/30/07                    2,899,583
                                                                              --------------
                                                                                  17,140,985
                                                                              --------------
            BROADCASTING--RADIO  0.1%
   3,000    Citadel Broadcasting
            Co., Term Loan..........  NR        NR     06/26/09                    2,999,532
                                                                              --------------

            BROADCASTING--TELEVISION  0.7%
   2,000    Gray Communications
            Systems, Inc., Term
            Loan....................  Ba3       B+     09/30/09                    2,001,876
   4,747    LIN Television Corp.,
            Term Loan...............  Ba3       BB-    03/31/07                    4,757,026
   6,589    Quorum Broadcasting,
            Inc., Term Loan.........  NR        NR     09/30/07                    6,028,914

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                        BANK LOAN
PRINCIPAL                                RATINGS+
AMOUNT                                --------------
(000)       BORROWER                  MOODY'S   S&P      STATED MATURITY*         VALUE
            BROADCASTING--TELEVISION (CONTINUED)
 $ 6,000    Sinclair Broadcast
            Group, Inc., Term
            Loan....................  Ba2       BB-    09/30/09               $    6,036,000
   2,000    Telemundo Group, Inc.,
            Term Loan...............  B1        B+     05/15/08                    2,001,750
                                                                              --------------
                                                                                  20,825,566
                                                                              --------------
            BUILDINGS & REAL ESTATE  3.8%
  12,484    Builders FirstSource,
            Inc., Term Loan.........  NR        BB-    12/30/05                   12,109,087
  18,659    Corrections Corp. of
            America, Term Loan......  B2        B      12/31/02                   18,532,764
  89,543    Ventas Realty Ltd.,
            Inc., Term Loan.........  NR        NR     12/31/07                   89,505,458
                                                                              --------------
                                                                                 120,147,309
                                                                              --------------
            CHEMICALS, PLASTICS & RUBBER  4.2%
  10,944    Cedar Chemicals Corp.,
            Term Loan...............  NR        NR     10/31/03                    4,377,546
   9,691    Foamex LP, Term Loan....  B3        B      06/30/05 to 06/30/06        9,432,022
   4,915    Foamex LP, Revolving
            Credit Agreement........  B3        B      06/12/03                    4,594,486
  12,324    GenTek, Inc., Term
            Loan....................  B1        BB-    04/30/07 to 10/31/07       10,844,625
   5,000    GEO Specialty Chemicals,
            Inc., Term Loan.........  B1        B+     12/31/07                    4,825,000
   3,076    Hercules, Inc., Term
            Loan....................  Ba1       BB     11/15/05                    3,070,774
  16,459    Huntsman Corp., Term
            Loan....................  Caa2      NR     12/31/02 to 12/31/05       11,978,666
   9,467    Huntsman Corp.,
            Revolving Credit
            Agreement...............  Caa2      NR     02/07/03                    5,964,000
  16,754    Huntsman ICI Chemicals,
            LLC, Term Loan..........  B2        B+     06/30/07 to 06/30/08       16,383,996
   4,509    Jet Plastica Industries,
            Inc., Term Loan.........  NR        NR     12/31/02 to 12/31/04        3,494,088
   1,000    Jet Plastica Industries,
            Inc., Revolving Credit
            Agreement...............  NR        NR     12/31/02                      775,000
  14,179    Lyondell Chemical Co.,
            Term Loan...............  Ba3       NR     05/17/06                   14,179,498

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                        BANK LOAN
PRINCIPAL                                RATINGS+
AMOUNT                                --------------
(000)       BORROWER                  MOODY'S   S&P      STATED MATURITY*         VALUE
            CHEMICALS, PLASTICS & RUBBER (CONTINUED)
 $ 5,000    Messer Griesheim, Term
            Loan....................  Ba3       BB     04/27/09 to 04/27/10   $    5,028,905
   7,904    Nutrasweet Acquisition
            Corp., Term Loan........  Ba3       NR     05/25/07 to 05/25/09        7,885,465
   5,985    OM Group, Inc., Term
            Loan....................  Ba3       BB     04/01/07                    6,009,289
   2,771    Pioneer Corp. of
            America, Term Loan......  NR        NR     12/31/06                    2,771,131
   8,064    Texas Petrochemicals
            Corp., Term Loan........  B1        NR     12/31/02 to 06/30/04        8,040,282
   1,911    Texas Petrochemicals
            Corp., Revolving Credit
            Agreement...............  B1        NR     12/31/02                    1,863,333
   5,610    TruSeal Technologies,
            Inc., Term Loan.........  NR        NR     06/30/04                    5,437,990
   9,875    United Plastics Group,
            Inc., Term Loan.........  NR        NR     08/31/07                    4,196,875
     411    West American Rubber
            Co., Term Loan..........  NR        NR     11/09/03                      411,162
                                                                              --------------
                                                                                 131,564,133
                                                                              --------------
            CONSTRUCTION MATERIAL  0.7%
   2,351    Alderwoods Group, Inc.,
            Term Loan...............  NR        NR     01/02/04 to 01/02/09        2,350,900
   4,925    Brand Scaffold Services,
            Inc., Term Loan.........  B1        NR     09/30/03                    4,888,104
   4,937    Dayton Superior Corp.,
            Term Loan...............  Ba3       BB-    06/16/06                    4,918,984
   7,039    Flextek Components,
            Inc., Term Loan (b)
            (c).....................  NR        NR     08/31/03                      126,690
   7,414    Magnatrax Corp., Term
            Loan....................  NR        NR     11/15/05                    6,635,490
   4,494    Werner Holding Co.,
            Inc., Term Loan.........  Ba3       B+     11/30/04 to 11/30/05        4,460,032
                                                                              --------------
                                                                                  23,380,200
                                                                              --------------
            CONTAINERS, PACKAGING & GLASS  4.7%
  13,751    Dr. Pepper/Seven Up
            Bottling Group, Inc.,
            Term Loan...............  NR        NR     10/07/07                   13,802,957
   7,423    Fleming Packaging Corp.,
            Term Loan...............  NR        NR     08/31/04                    7,163,517

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                        BANK LOAN
PRINCIPAL                                RATINGS+
AMOUNT                                --------------
(000)       BORROWER                  MOODY'S   S&P      STATED MATURITY*         VALUE
            CONTAINERS, PACKAGING & GLASS (CONTINUED)
 $14,511    Graham Packaging Co.,
            Term Loan...............  B2        B      01/31/06 to 01/31/07   $   14,234,380
  20,113    IPC, Inc., Term Loan....  NR        NR     10/02/04                   19,785,865
   9,850    Kranson Industries,
            Inc., Term Loan.........  NR        NR     12/31/06                    9,756,910
   8,000    LLS Corp., Term Loan (b)
            (c).....................  NR        NR     07/31/06                    4,500,000
     123    LLS Corp., Revolving
            Credit Agreement (c)....  NR        NR     01/24/03                      122,503
   4,914    Nexpak Corp., Term
            Loan....................  NR        NR     12/31/05 to 12/31/06        3,931,002
     372    Owens-Illinois, Term
            Loan....................  NR        NR     03/31/04                      371,394
   4,821    Packaging Dynamics, Term
            Loan....................  NR        NR     11/20/05                    4,435,467
   7,857    Pliant Corp., Term
            Loan....................  B2        B+     05/31/08                    7,794,938
  51,320    Stone Container Corp.,
            Term Loan...............  Ba3       B+     10/01/03                   51,368,675
   7,135    Stronghaven, Inc., Term
            Loan....................  NR        NR     05/15/04                    6,065,396
   2,985    Tekni-Plex, Inc., Term
            Loan....................  B1        B+     06/21/08                    2,920,176
     971    U.S. Can Corp., Term
            Loan....................  B2        B      10/04/08                      809,632
                                                                              --------------
                                                                                 147,062,812
                                                                              --------------
            DIVERSIFIED MANUFACTURING  3.8%
   3,494    Actuant Corp., Term
            Loan....................  B1        BB-    07/30/08                    3,510,833
   3,075    Advanced Accessory
            Systems, LLC, Term
            Loan....................  B1        B      10/30/04                    3,066,871
  28,365    Chart Industries, Inc,
            Term Loan...............  NR        NR     03/31/06                   19,856,080
   4,776    Citation Corp., Term
            Loan....................  NR        B+     09/30/07                    4,023,905
   5,431    Desa International,
            Inc., Term Loan.........  Caa2      D      11/30/03 to 11/26/04        4,050,108
   2,475    Enersys, Term Loan......  NR        NR     11/09/08                    2,450,250
  11,324    Mueller Group, Inc.,
            Term Loan...............  B1        B+     08/16/06 to 04/17/08       11,285,446

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                        BANK LOAN
PRINCIPAL                                RATINGS+
AMOUNT                                --------------
(000)       BORROWER                  MOODY'S   S&P      STATED MATURITY*         VALUE
            DIVERSIFIED MANUFACTURING (CONTINUED)
 $16,862    Neenah Foundry Co., Term
            Loan....................  B1        B      09/30/05               $   15,850,821
  14,937    SPX Corp., Term Loan....  Ba2       BB+    09/30/04 to 12/31/06       14,924,601
   9,816    UCAR International,
            Inc., Term Loan.........  Ba3       NR     12/31/07                    9,691,153
   3,446    United Fixtures Co.,
            Term Loan (a)...........  NR        NR     12/31/04                    3,445,722
  25,000    Walter Industries, Inc.,
            Term Loan...............  NR        NR     10/15/03                   24,125,000
   5,450    Western Industries,
            Inc., Term Loan.........  NR        NR     06/23/06                    3,678,331
                                                                              --------------
                                                                                 119,959,121
                                                                              --------------
            DURABLE CONSUMER PRODUCTS  0.2%
   3,366    Home Interiors & Gifts,
            Inc., Term Loan.........  Caa1      B-     12/31/06                    2,966,675
   2,815    Sleepmaster, LLC, Term
            Loan (c)................  NR        NR     12/31/06                    2,322,239
                                                                              --------------
                                                                                   5,288,914
                                                                              --------------
            ECOLOGICAL  2.6%
  63,876    Allied Waste North
            America, Inc., Term
            Loan....................  Ba3       BB     07/21/05 to 07/21/07       63,097,841
   4,876    Casella Waste Systems,
            Inc., Term Loan.........  B1        BB-    12/14/06                    4,872,343
   4,937    Duratek, Inc., Term
            Loan....................  NR        NR     12/08/06                    4,838,442
   4,251    IT Group, Inc., Term
            Loan (b) (c)............  NR        D      06/11/06                      914,044
  20,556    Safety-Kleen Corp., Term
            Loan (b) (c)............  NR        NR     04/03/05 to 04/03/06        7,040,382
                                                                              --------------
                                                                                  80,763,052
                                                                              --------------
            EDUCATION & CHILD CARE  0.3%
   8,426    Kindercare Learning
            Centers, Inc., Term
            Loan....................  Ba3       B+     02/13/06                    8,194,934
                                                                              --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                        BANK LOAN
PRINCIPAL                                RATINGS+
AMOUNT                                --------------
(000)       BORROWER                  MOODY'S   S&P      STATED MATURITY*         VALUE
            ELECTRONICS  2.6%
 $ 5,350    Acterna, LLC, Term
            Loan....................  NR        B      09/30/07               $    3,838,627
  10,798    Amphenol Corp., Term
            Loan....................  Ba2       BB+    10/03/04 to 05/19/06       10,706,185
   5,471    Audio Visual Services
            Corp., Term Loan (b) (h)
            (i).....................  NR        NR     10/01/01                    3,467,530
   3,364    Audio Visual Services
            Corp., Revolving Credit
            Agreement (b) (h) (i)...  NR        NR     10/01/01                    1,463,537
   3,563    Computer Associates
            International, Inc.,
            Term Loan...............  Baa1      BBB+   05/26/03                    3,556,955
   6,079    General Cable Corp.,
            Term Loan...............  NR        NR     05/27/07                    5,851,405
   6,913    Insilco Technologies,
            Inc., Term Loan.........  B2        CCC    03/25/07                    3,456,257
  17,897    ON Semiconductor Corp.,
            Term Loan...............  NR        B+     08/04/06 to 08/04/07       14,067,460
   5,418    Rowe International,
            Inc., Term Loan (a) (b)
            (i).....................  NR        NR     12/31/00 to 12/31/03                0
   4,975    Seagate Technologies,
            Inc., Term Loan.........  Ba1       BB+    11/22/06                    4,982,650
   2,338    Stoneridge Technologies,
            Inc., Term Loan.........  B1        BB-    12/31/05                    2,094,085
   9,656    Stratus Technologies,
            Inc., Term Loan.........  NR        NR     02/26/05                    9,463,125
  18,174    Superior Telecom, Inc.,
            Term Loan...............  B2        B+     11/27/05                   12,286,974
   2,955    Veridian Corp., Term
            Loan....................  NR        NR     08/24/06                    2,947,612
   5,153    Viasystems, Inc., Term
            Loan....................  B3        CCC    03/31/07                    4,135,590
                                                                              --------------
                                                                                  82,317,992
                                                                              --------------
            ENTERTAINMENT & LEISURE  5.2%
   9,370    American Skiing Co.,
            Term Loan...............  NR        NR     05/31/06                    8,480,294

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                        BANK LOAN
PRINCIPAL                                RATINGS+
AMOUNT                                --------------
(000)       BORROWER                  MOODY'S   S&P      STATED MATURITY*         VALUE
            ENTERTAINMENT & LEISURE (CONTINUED)
 $ 1,430    American Skiing Co.,
            Revolving Credit
            Agreement...............  NR        NR     05/31/04               $    1,294,150
   7,295    Bally Total Fitness
            Holding Corp., Term
            Loan....................  Ba3       B+     11/10/04                    7,313,371
   2,732    Bell Sports, Inc., Term
            Loan....................  Ba3       NR     03/31/06 to 03/31/07        2,253,960
     976    Carmike Cinema, Term
            Loan (h)................  NR        D      03/30/05                    1,056,500
  34,366    Fitness Holdings
            Worldwide, Inc., Term
            Loan....................  NR        B      11/02/06 to 11/02/07       28,982,368
   7,680    KSL Recreational Group,
            Inc., Term Loan.........  Ba3       B+     04/30/05 to 04/30/06        7,528,800
   5,004    KSL Recreational Group,
            Inc., Revolving Credit
            Agreement...............  Ba3       B+     04/30/04                    4,779,863
  18,570    Metro-Goldwyn-Mayer,
            Inc., Term Loan.........  NR        NR     03/31/05 to 03/31/06       18,399,264
   6,650    Metro-Goldwyn-Mayer,
            Inc., Revolving Credit
            Agreement...............  NR        NR     09/30/03                    6,467,125
   9,850    Playcore Wisconsin,
            Inc., Term Loan.........  NR        NR     07/01/07                    9,577,910
   2,195    Six Flags Theme Parks,
            Inc., Term Loan.........  Ba2       BB-    11/05/05                    2,207,667
  25,610    Spalding Holdings Corp.,
            Term Loan...............  B3        CC     09/30/03 to 03/30/06       18,568,386
  11,210    Spalding Holdings Corp.,
            Revolving Credit
            Agreement...............  B3        CC     09/30/03                    8,127,247
   2,747    Sportcraft, Ltd., Term
            Loan....................  NR        NR     07/31/05                    2,513,021
   1,304    Sportcraft, Ltd.,
            Revolving Credit
            Agreement...............  NR        NR     07/31/05                    1,193,173
   2,565    True Temper, Inc., Term
            Loan....................  B1        BB-    09/30/05                    2,551,949
  19,980    United Artists Theatre,
            Inc., Term Loan.........  B3        B-     01/24/05                   19,844,313

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                        BANK LOAN
PRINCIPAL                                RATINGS+
AMOUNT                                --------------
(000)       BORROWER                  MOODY'S   S&P      STATED MATURITY*         VALUE
            ENTERTAINMENT & LEISURE (CONTINUED)
 $ 7,175    WFI Group, Inc., Term
            Loan....................  Ba2       NR     07/14/04               $    7,193,132
   4,926    Worldwide Sports &
            Recreation, Inc., Term
            Loan....................  NR        NR     12/31/06                    4,653,548
                                                                              --------------
                                                                                 162,986,041
                                                                              --------------
            FARMING & AGRICULTURE  0.1%
   3,989    The Scotts Co., Term
            Loan....................  Ba3       BB     12/31/07                    4,011,395
                                                                              --------------

            FINANCE  3.9%
  12,737    Alliance Data Systems,
            Inc., Term Loan.........  NR        NR     07/25/03 to 07/25/05       12,163,886
   2,054    Alliance Data Systems,
            Inc., Revolving Credit
            Agreement...............  NR        NR     07/25/03                    1,961,161
   6,314    Bridge Information
            Systems, Inc., Term Loan
            (b) (c).................  NR        NR     07/07/03 to 06/01/06        2,643,631
   7,346    Mafco Finance Corp.,
            Term Loan...............  NR        NR     08/14/02                    7,277,987
  26,500    Metris Cos., Inc., Term
            Loan....................  Ba3       NR     06/30/03                   25,970,000
  36,620    Outsourcing Solutions,
            Term Loan...............  B2        NR     12/01/05 to 06/10/06       34,238,750
  32,984    Rent-A-Center, Inc.,
            Term Loan...............  Ba2       BB-    01/31/06 to 01/31/07       32,766,760
   4,925    Risk Management
            Assurance Co., Term
            Loan....................  NR        NR     12/21/06                    4,785,374
                                                                              --------------
                                                                                 121,807,549
                                                                              --------------
            GROCERY  0.7%
   4,179    Big V Supermarkets,
            Inc., Term Loan (b)
            (c).....................  NR        NR     08/10/03                    2,716,085
   3,193    Fleming Cos., Inc., Term
            Loan....................  Ba2       BB+    07/25/04                    3,144,220
  17,779    Fleming Cos., Inc.,
            Revolving Credit
            Agreement...............  Ba2       BB+    07/25/03                   17,067,597
                                                                              --------------
                                                                                  22,927,902
                                                                              --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                        BANK LOAN
PRINCIPAL                                RATINGS+
AMOUNT                                --------------
(000)       BORROWER                  MOODY'S   S&P      STATED MATURITY*         VALUE
            HEALTHCARE  5.1%
 $   882    American Home Patient,
            Term Loan...............  NR        NR     12/31/02               $      711,300
  41,528    Community Health
            Systems, Inc., Term
            Loan....................  NR        B+     12/31/03 to 12/31/05       41,736,730
  18,085    Genesis Health Ventures,
            Inc., Term Loan.........  Ba3       BB-    03/30/07 to 04/02/07       18,141,615
   1,600    HCA-Healthone LLC, Term
            Loan....................  Ba1       NR     12/21/06                    1,597,000
  68,375    Integrated Health
            Services, Inc., Term
            Loan (b) (c)............  NR        NR     09/30/04 to 12/31/05       38,831,325
   7,000    Integrated Health
            Services, Inc.,
            Revolving Credit
            Agreement (b)(c)........  NR        NR     09/30/03                    3,916,500
   1,980    InteliStaf Group, Inc.,
            Term Loan...............  NR        NR     10/31/07                    1,968,245
  28,069    Kindred Healthcare,
            Inc., Term Loan (a).....  NR        NR     04/13/08                   28,092,424
  12,208    Magellan Health
            Services, Inc., Term
            Loan....................  B1        B+     02/12/05 to 02/12/06       12,205,678
   3,750    Medical Staffing Network
            Holdings, Inc., Term
            Loan....................  NR        NR     11/01/07                    3,721,875
   7,978    Triad Hospitals, Inc.,
            Term Loan...............  Ba3       B+     09/30/08                    8,074,423
                                                                              --------------
                                                                                 158,997,115
                                                                              --------------
            HEALTHCARE & BEAUTY  0.6%
   7,624    Mary Kay, Inc., Term
            Loan....................  Ba3       B+     09/28/03 to 10/03/07        7,605,872
  12,000    Revlon Consumer Products
            Corp., Term Loan........  B3        B      05/30/02                   11,889,996
                                                                              --------------
                                                                                  19,495,868
                                                                              --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER
            PRODUCTS  0.5%
   1,786    DecorateToday.Com, Term
            Loan (a)................  NR        NR     12/31/05                    1,805,650
     383    Formica Corp., Term
            Loan....................  Caa1      CCC    04/30/06                      318,913

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                        BANK LOAN
PRINCIPAL                                RATINGS+
AMOUNT                                --------------
(000)       BORROWER                  MOODY'S   S&P      STATED MATURITY*         VALUE
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER
            PRODUCTS (CONTINUED)
 $ 4,558    Holmes Products Corp.,
            Term Loan...............  B2        BB-    02/05/07               $    3,680,707
   2,582    Imperial Home Decor
            Group, Inc., Term Loan
            (a).....................  NR        NR     04/04/06                    2,388,481
   1,975    Targus Group
            International, Inc.,
            Term Loan...............  NR        NR     12/20/06                    1,920,627
   5,864    Winsloew Furniture,
            Inc., Term Loan.........  Ba3       B      03/31/06                    5,541,136
                                                                              --------------
                                                                                  15,655,514
                                                                              --------------
            HOTELS, MOTELS, INNS & GAMING  3.3%
  38,967    Aladdin Gaming, LLC,
            Term Loan (b) (c).......  NR        NR     02/26/05 to 02/26/08       28,191,406
     250    Aladdin Gaming, LLC,
            Revolving Credit
            Agreement (c)...........  NR        NR     03/31/02                      247,500
   5,466    Argosy Gaming Co., Term
            Loan....................  Ba2       BB     07/31/08                    5,539,147
   7,279    Extended Stay America,
            Inc., Term Loan.........  Ba3       BB-    01/15/08                    7,279,118
   1,929    Isle of Capri Casinos,
            Inc., Term Loan.........  Ba2       BB-    03/02/06 to 03/02/07        1,938,740
   5,366    Jazz Casino Co., Term
            Loan....................  NR        NR     03/30/08                    4,587,252
  12,332    Scientific Games Corp.,
            Term Loan...............  B1        B+     09/30/07                   12,354,466
  48,818    Wyndham International,
            Inc., Term Loan.........  NR        NR     06/30/06                   42,607,596
                                                                              --------------
                                                                                 102,745,225
                                                                              --------------
            INSURANCE  1.0%
  16,626    BRW Acquisition, Inc.,
            Term Loan...............  NR        NR     07/10/06 to 07/10/07       16,001,563
   7,000    White Mountains
            Insurance Group, Ltd.,
            Term Loan...............  NR        NR     03/31/07                    7,023,331
   9,863    Willis Corroon, Inc.,
            Term Loan...............  Ba2       BB     11/19/06 to 05/19/08        9,785,551
                                                                              --------------
                                                                                  32,810,445
                                                                              --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                        BANK LOAN
PRINCIPAL                                RATINGS+
AMOUNT                                --------------
(000)       BORROWER                  MOODY'S   S&P      STATED MATURITY*         VALUE
            MACHINERY  2.3%
 $ 9,263    Alliance Laundry
            Systems, LLC, Term
            Loan....................  B1        B      06/30/05               $    8,498,344
   9,900    Ashtead Group, PLC, Term
            Loan....................  NR        NR     06/01/07                    9,677,250
   8,706    Dresser Industries,
            Inc., Term Loan.........  Ba3       BB-    04/10/09                    8,774,272
  11,670    Flowserve Corp., Term
            Loan....................  B1        BB-    06/30/08                   11,690,062
  10,864    Gleason Corp., Term
            Loan....................  NR        NR     03/31/06 to 02/17/08       10,822,595
   1,000    Joy Global, Inc., Term
            Loan....................  Ba2       BB     04/30/05                    1,000,000
  13,550    NationsRent, Inc., Term
            Loan (c)................  NR        NR     07/20/06                    7,960,523
  14,888    United Rentals (North
            America), Inc., Term
            Loan....................  Ba3       BB+    08/31/07                   15,012,183
                                                                              --------------
                                                                                  73,435,229
                                                                              --------------
            MEDICAL PRODUCTS & SUPPLIES  3.0%
  11,157    Conmed Corp., Term
            Loan....................  B1        BB-    12/30/04 to 06/30/05       11,061,906
  36,477    Dade Behring, Inc., Term
            Loan....................  NR        NR     06/30/05 to 06/30/07       35,231,158
   1,725    DaVita, Inc, Term
            Loan....................  Ba2       BB-    03/31/06                    1,737,668
   5,241    Fisher Scientific
            International, Inc.,
            Term Loan...............  Ba3       B+     01/21/07 to 01/21/08        5,247,207
  12,010    Kinetics Concepts, Inc.,
            Term Loan...............  Ba3       B      12/31/04 to 12/31/05       11,995,506
   6,713    Medical Specialities
            Group, Inc, Term Loan
            (b) (i).................  NR        NR     06/30/01 to 06/30/04        2,920,432
   8,995    Mediq/PRN Life Support
            Services, Inc., Term
            Loan....................  NR        NR     06/13/05                    7,488,073
   5,858    National Medical Care,
            Inc., Term Loan.........  Ba1       BB     09/30/03                    5,763,135
   4,950    National Nephrology
            Associates, Inc., Term
            Loan....................  B1        B+     12/31/05                    4,912,500

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                        BANK LOAN
PRINCIPAL                                RATINGS+
AMOUNT                                --------------
(000)       BORROWER                  MOODY'S   S&P      STATED MATURITY*         VALUE
            MEDICAL PRODUCTS & SUPPLIES (CONTINUED)
 $ 6,552    Unilab Corp., Term
            Loan....................  B1        BB-    11/23/06               $    6,593,104
                                                                              --------------
                                                                                  92,950,689
                                                                              --------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  1.9%
  14,681    Carmeuse Lime, Inc.,
            Term Loan...............  NR        NR     03/31/06                    9,395,876
   7,464    CII Carbon, LLC, Term
            Loan....................  NR        NR     07/31/08                    4,478,668
   6,178    Earle M. Jorgensen, Term
            Loan....................  B1        B+     03/31/04                    6,069,583
   8,694    Fairmount Minerals,
            Ltd., Term Loan.........  NR        NR     02/25/05                    8,429,085
  51,394    Ispat Inland, Term
            Loan....................  Caa2      CCC+   07/16/05 to 07/16/06       31,222,086
                                                                              --------------
                                                                                  59,595,298
                                                                              --------------
            NATURAL RESOURCES  0.8%
  19,975    Ocean Rig ASA--
            (Norway), Term Loan.....  B3        NR     12/29/06 to 06/01/08       17,677,125
   4,975    Port Arthur Coker Co.,
            Term Loan...............  Ba3       NR     07/15/07                    4,965,672
   4,000    Premcor Refining Group,
            Inc., Term Loan.........  Ba3       BB-    08/23/03                    3,985,000
                                                                              --------------
                                                                                  26,627,797
                                                                              --------------
            NON-DURABLE CONSUMER PRODUCTS  0.8%
   8,231    Accessory Network Group,
            Inc., Term Loan.........  NR        NR     06/30/03                    3,704,020
  10,867    American Marketing
            Industries, Inc., Term
            Loan (b)................  NR        NR     11/30/02                    5,433,383
   6,780    Arena Brands, Inc., Term
            Loan....................  NR        NR     06/01/02                    6,708,849
   2,057    Arena Brands, Inc.,
            Revolving Credit
            Agreement...............  NR        NR     06/01/02                    2,020,969
   5,033    GFSI, Inc., Term Loan...  Ba3       NR     03/31/04                    4,806,081
   6,650    Norcorp, Inc., Term
            Loan....................  NR        NR     05/30/06 to 11/30/06        2,693,527
                                                                              --------------
                                                                                  25,366,829
                                                                              --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                        BANK LOAN
PRINCIPAL                                RATINGS+
AMOUNT                                --------------
(000)       BORROWER                  MOODY'S   S&P      STATED MATURITY*         VALUE
            PAPER & FOREST PRODUCTS  0.2%
 $ 2,448    Bear Island Paper Co.,
            LLC, Term Loan..........  B1        B+     12/31/05               $    2,350,542
   2,966    Port Townsend Paper
            Corp., Term Loan........  NR        NR     03/16/07                    2,899,367
                                                                              --------------
                                                                                   5,249,909
                                                                              --------------
            PERSONAL & MISCELLANEOUS SERVICES  1.3%
   2,600    Adams Outdoor
            Advertising LP, Term
            Loan....................  B1        B+     02/08/08                    2,623,564
   1,500    Church & Dwight Co.,
            Inc., Term Loan.........  Ba2       BB     09/30/07                    1,511,813
   4,699    DIMAC Holdings, Inc.,
            Term Loan (b) (c) (i)...  NR        NR     01/01/02 to 12/31/05        1,691,746
   4,151    DIMAC Marketing
            Partners, Inc., Term
            Loan (b) (c) (i)........  NR        NR     07/01/03 to 01/01/05        1,494,137
     370    DIMAC Marketing
            Partners, Inc.,
            Revolving Credit
            Agreement (b) (c) (i)...  NR        NR     04/01/03                      133,376
  11,113    Encompass Service Corp.,
            Term Loan...............  Ba3       BB-    02/22/06 to 05/10/07        8,889,748
   1,355    Frontway Network
            Solutions, Term Loan (b)
            (c) (i).................  NR        NR     10/31/01                      880,720
   2,733    Iron Mountain, Inc.,
            Term Loan...............  NR        BB     02/28/06                    2,760,709
   6,739    Sarcom, Inc., Term Loan
            (b) (c) (i).............  NR        NR     06/30/01                    4,380,562
  10,204    Telespectrum Worldwide,
            Inc., Term Loan (b).....  NR        NR     07/01/02                    4,694,310
   6,000    The Relizon Co., Term
            Loan....................  NR        NR     12/31/07                    5,733,750
   1,105    Veterinary Centers of
            America, Term Loan......  NR        NR     09/30/08                    1,111,998
   4,000    Weight Watchers
            International, Inc.,
            Term Loan...............  Ba1       BB-    12/31/07                    4,035,000
                                                                              --------------
                                                                                  39,941,433
                                                                              --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                        BANK LOAN
PRINCIPAL                                RATINGS+
AMOUNT                                --------------
(000)       BORROWER                  MOODY'S   S&P      STATED MATURITY*         VALUE
            PHARMACEUTICALS  0.4%
 $ 1,890    AdvancePCS, Inc., Term
            Loan....................  Ba3       BB     10/02/07               $    1,901,792
   2,481    Caremark Rx, Inc., Term
            Loan....................  Ba3       BB     03/15/06                    2,506,839
   3,995    MedPointe, Inc., Term
            Loan....................  B1        B+     09/30/08                    3,981,269
   5,975    NCS Healthcare,
            Revolving Credit
            Agreement...............  NR        NR     06/30/02                    5,511,737
                                                                              --------------
                                                                                  13,901,637
                                                                              --------------
            PRINTING & PUBLISHING  4.2%
   6,959    21st Century Newspapers,
            Term Loan...............  NR        NR     09/15/05                    6,506,541
   8,589    Advanstar
            Communications, Inc.,
            Term Loan...............  B1        B+     10/11/07                    7,933,693
  11,557    American Media
            Operations, Inc., Term
            Loan....................  Ba3       B+     04/01/06 to 04/01/07       11,548,693
   8,372    American Reprographics
            Co., Term Loan..........  NR        NR     04/10/08                    8,204,866
   4,582    Check Printers, Inc.,
            Term Loan...............  NR        NR     06/30/05                    4,547,963
   6,966    CommerceConnect Media,
            Inc., Term Loan.........  NR        NR     12/31/07                    6,860,525
   8,500    Goss Graphics Corp.,
            Term Loan (b) (c).......  NR        NR     09/30/03                      595,000
      52    Goss Graphics Corp.,
            Revolving Credit
            Agreement (c)...........  NR        NR     03/17/02                       51,828
   2,955    Haights Cross
            Communications, LLC,
            Term Loan...............  B2        B+     02/28/09                    2,888,291
  16,881    Journal Register Co.,
            Term Loan...............  Ba1       BB+    09/30/06                   16,543,610
     800    Lamar Media Corp., Term
            Loan....................  Ba2       BB-    02/01/07                      805,334
   2,955    Liberty Group Operating,
            Inc., Term Loan.........  B1        B      03/31/07                    2,895,753

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                        BANK LOAN
PRINCIPAL                                RATINGS+
AMOUNT                                --------------
(000)       BORROWER                  MOODY'S   S&P      STATED MATURITY*         VALUE
            PRINTING & PUBLISHING (CONTINUED)
 $ 5,543    Medical Arts Press,
            Inc., Term Loan.........  NR        NR     01/13/06               $    5,375,809
     328    Medical Arts Press,
            Inc., Revolving Credit
            Agreement...............  NR        NR     01/13/06                      318,499
  15,000    Morris Communications
            Corp., Term Loan........  NR        NR     09/30/09                   15,107,820
   4,776    PRIMEDIA, Inc., Term
            Loan....................  NR        BB-    06/30/09                    4,459,590
   4,799    Trader.com, Term Loan...  NR        NR     12/31/06 to 12/31/07        4,679,131
  16,118    Vertis, Inc., Term
            Loan....................  B1        B+     12/06/05 to 11/30/08       13,746,812
  13,565    Von Hoffman Press, Inc.,
            Term Loan...............  B1        B+     07/01/03 to 07/01/05       13,189,376
   1,523    Von Hoffman Press, Inc.,
            Revolving Credit
            Agreement...............  B1        B+     07/01/02 to 07/01/03        1,456,612
   3,875    Ziff-Davis Media, Inc.,
            Term Loan...............  B3        CCC-   03/31/07                    2,977,159
                                                                              --------------
                                                                                 130,692,905
                                                                              --------------
            RESTAURANTS & FOOD SERVICE  1.1%
   1,845    Carvel Corp., Term
            Loan....................  NR        NR     12/31/06                    1,835,775
  24,163    Domino's Pizza, Inc.,
            Term Loan...............  B1        B+     12/21/04 to 12/21/07       24,426,053
   2,954    Papa Ginos, Inc., Term
            Loan....................  NR        NR     08/31/07                    2,938,006
   6,075    S.C. International
            Services, Inc., Term
            Loan....................  Ba1       NR     03/01/07                    5,706,279
                                                                              --------------
                                                                                  34,906,113
                                                                              --------------
            RETAIL--OFFICE PRODUCTS  0.1%
   6,335    Identity Group, Inc,
            Term Loan...............  NR        NR     05/11/07                    4,117,750
                                                                              --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                        BANK LOAN
PRINCIPAL                                RATINGS+
AMOUNT                                --------------
(000)       BORROWER                  MOODY'S   S&P      STATED MATURITY*         VALUE
            RETAIL--OIL & GAS  0.9%
 $ 5,535    Kwik Trip, Term Loan....  NR        NR     07/27/07               $    5,576,444
   5,000    Tesoro Petroleum Corp.,
            Term Loan...............  Ba2       BBB-   12/31/07                    5,029,165
  16,365    The Pantry, Inc., Term
            Loan....................  B1        BB-    01/31/06 to 07/31/06       16,280,914
                                                                              --------------
                                                                                  26,886,523
                                                                              --------------
            RETAIL--SPECIALTY  1.0%
  11,617    Hollywood Entertainment
            Corp., Revolving Credit
            Agreement...............  NR        CCC    09/05/02                   11,544,063
   8,780    Josten's, Inc., Term
            Loan....................  B1        BB-    05/31/06 to 05/31/08        8,737,770
  11,779    Nebraska Book Co., Inc.,
            Term Loan...............  B1        B+     03/31/06                   11,793,570
                                                                              --------------
                                                                                  32,075,403
                                                                              --------------
            RETAIL--STORES  2.3%
   3,523    Duane Reade, Inc., Term
            Loan....................  Ba3       BB-    02/15/04 to 02/15/07        3,519,076
   4,806    Kirklands Holdings, Term
            Loan....................  NR        NR     06/30/02                    4,613,956
   7,299    Murray's Discount Auto
            Stores, Inc., Term
            Loan....................  NR        NR     06/30/03                    6,021,736
     590    Murray's Discount Auto
            Stores, Inc., Revolving
            Credit Agreement........  NR        NR     06/30/03                      486,750
   8,575    Payless Cashways, Inc.,
            Term Loan (a) (b) (c)...  Ba1       NR     11/30/02                    7,296,939
  11,551    Peebles, Inc., Term
            Loan....................  NR        NR     04/30/02                   11,204,228
  30,087    Rite Aid Corp., Term
            Loan....................  B1        BB-    06/27/05                   34,788,440
   4,648    Vitamin Shoppe
            Industries, Inc., Term
            Loan....................  NR        NR     05/15/04                    4,607,764
                                                                              --------------
                                                                                  72,538,889
                                                                              --------------

            TELECOMMUNICATIONS--HYBRID  0.1%
   2,500    Chicago 20MHz, Term
            Loan....................  NR        NR     10/31/07                    2,512,500
                                                                              --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                        BANK LOAN
PRINCIPAL                                RATINGS+
AMOUNT                                --------------
(000)       BORROWER                  MOODY'S   S&P      STATED MATURITY*         VALUE
            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  0.9%
 $10,389    Alaska Communications
            Systems Holdings, Inc.,
            Term Loan...............  B1        BB     11/14/07 to 05/14/08   $   10,180,952
  10,000    Broadwing, Inc., Term
            Loan....................  Ba1       BB+    06/28/07                    9,840,000
   2,100    McLeodUSA, Inc., Term
            Loan (c)................  Caa2      D      05/30/08                    1,300,832
  19,277    Orius Corp., Term
            Loan....................  NR        CC     12/14/06                    5,252,850
  38,000    Teligent, Inc., Term
            Loan (b) (c)............  NR        NR     06/30/06                    1,456,654
   7,500    WCI Capital Corp., Term
            Loan (b) (c)............  NR        NR     09/30/07                      106,875
   2,500    WCI Capital Corp.,
            Revolving Credit
            Agreement (b) (c).......  NR        NR     01/10/03                      625,000
                                                                              --------------
                                                                                  28,763,163
                                                                              --------------
            TELECOMMUNICATIONS--LONG DISTANCE  0.6%
   1,886    Global Crossing
            Holdings, Ltd., Term
            Loan (b) (c)............  Caa2      D      06/30/06                      566,931
  32,353    Pacific Crossing, Ltd.,
            Term Loan...............  NR        NR     07/28/06                   18,818,799
                                                                              --------------
                                                                                  19,385,730
                                                                              --------------
            TELECOMMUNICATIONS--PAGING  0.1%
     550    Arch Wireless, Inc.,
            Revolving Credit
            Agreement (b) (c).......  NR        D      06/30/05                       99,039
   9,401    Teletouch
            Communications, Inc.,
            Term Loan (b)...........  NR        NR     11/30/04                    1,785,299
                                                                              --------------
                                                                                   1,884,338
                                                                              --------------
            TELECOMMUNICATIONS--WIRELESS  7.9%
   5,742    American Cellular Corp.,
            Term Loan...............  Ba3       BB-    03/31/08 to 03/31/09        5,658,495
  29,759    BCP SP Ltd., Term
            Loan....................  NR        NR     03/31/02 to 03/31/05       27,240,103
   1,873    Centennial Puerto Rico
            Operations Corp., Term
            Loan....................  NR        NR     11/30/07                    1,692,527
   7,000    Cricket, Term Loan......  NR        NR     06/30/07                    5,280,625

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                        BANK LOAN
PRINCIPAL                                RATINGS+
AMOUNT                                --------------
(000)       BORROWER                  MOODY'S   S&P      STATED MATURITY*         VALUE
            TELECOMMUNICATIONS--WIRELESS (CONTINUED)
 $11,870    Crown Castle
            International Corp.,
            Term Loan...............  Ba3       BB-    03/15/08               $   11,620,423
  14,737    Dobson Operating Co.,
            Term Loan...............  Ba3       BB-    03/31/08                   14,658,017
  27,723    Nextel Finance Co., Term
            Loan....................  Ba2       BB-    12/31/07 to 12/31/08       23,879,797
   7,177    Nextel Finance Co.,
            (Argentina), Term
            Loan....................  NR        NR     03/31/03                    4,030,042
  19,807    Nextel Partners, Inc.,
            Term Loan...............  B1        B-     01/29/08 to 07/29/08       18,815,385
  20,952    Rural Cellular Corp.,
            Term Loan...............  Ba3       B+     10/03/08 to 04/03/09       20,241,481
   7,000    Spectrasite
            Communications, Inc.,
            Term Loan...............  B3        B+     12/31/07                    6,002,066
  32,126    Sygnet Wireless, Inc.,
            Term Loan...............  NR        NR     03/23/07 to 12/23/07       30,864,919
  17,000    TeleCorp PCS, Inc., Term
            Loan....................  B2        NR     04/02/10                   16,954,848
  40,000    Tritel Holding Corp.,
            Term Loan...............  B2        NR     12/31/07                   40,025,000
  16,500    Triton PCS, Inc., Term
            Loan....................  Ba3       BB-    05/04/07                   16,475,943
   6,000    Western Wireless Corp.,
            Term Loan...............  Ba2       BB-    09/30/08                    5,475,000
                                                                              --------------
                                                                                 248,914,671
                                                                              --------------
            TEXTILES & LEATHER  1.1%
   9,434    Galey & Lord, Inc., Term
            Loan (g)................  Caa2      B      04/02/05 to 04/01/06        6,533,481
   2,400    Galey & Lord, Inc.,
            Revolving Credit
            Agreement (g)...........  Caa2      B      03/27/04                    1,668,000
  15,663    Glenoit Corp., Term Loan
            (c).....................  NR        NR     12/31/03 to 06/30/04       10,259,101
  17,000    Norcross Safety
            Products, LLC, Term
            Loan....................  NR        NR     10/02/05                   16,107,838
   1,496    The William Carter Co.,
            Term Loan...............  Ba3       BB-    09/30/08                    1,500,926
                                                                              --------------
                                                                                  36,069,346
                                                                              --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                        BANK LOAN
PRINCIPAL                                RATINGS+
AMOUNT                                --------------
(000)       BORROWER                  MOODY'S   S&P      STATED MATURITY*         VALUE
            TRANSPORTATION--CARGO  1.6%
 $ 1,708    American Commercial
            Lines, LLC, Term Loan...  B3        B+     06/30/06 to 06/30/07   $    1,569,083
  16,720    Atlas Freighter Leasing,
            Inc., Term Loan.........  NR        NR     04/20/05 to 04/07/06       16,469,173
  20,337    Evergreen International
            Aviation, Inc., Term
            Loan....................  NR        NR     05/31/02 to 05/07/03       17,591,600
   3,758    Gemini Leasing, Inc.,
            Term Loan (g)...........  B1        NR     08/12/05                    2,301,797
   4,881    Havco Wood Products,
            Inc., Term Loan.........  NR        NR     08/19/06                    2,440,378
     626    Kansas City Southern
            Railway Co., Term
            Loan....................  Ba1       BB+    12/29/06                      628,762
   4,359    OmniTrax Railroads, LLC,
            Term Loan...............  NR        NR     05/13/05                    4,348,000
   3,603    RailAmerica, Inc., Term
            Loan....................  Ba3       BB-    12/31/06                    3,620,954
                                                                              --------------
                                                                                  48,969,747
                                                                              --------------
            TRANSPORTATION--PERSONAL  0.2%
   1,054    Continental Airlines,
            Inc., Term Loan.........  B1        NR     07/31/02                      969,485
   6,903    Motor Coach Industries,
            Inc., Term Loan.........  B2        B      06/16/06                    5,384,400
                                                                              --------------
                                                                                   6,353,885
                                                                              --------------
            TRANSPORTATION--RAIL MANUFACTURING  0.1%
   2,570    Helm, Inc., Term Loan...  NR        NR     10/10/06                    2,287,300
   2,828    RailWorks Corp., Term
            Loan (b) (c)............  NR        NR     09/30/06                    1,781,850
                                                                              --------------
                                                                                   4,069,150
                                                                              --------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  90.7%.........................    2,848,844,248
                                                                              --------------


FIXED INCOME SECURITIES  0.8%
Satelites Mexicanos ($29,201,000 par, 9.06% coupon, maturing
  06/03/04) 144A Private Placement (f)......................      26,755,416
                                                              --------------

EQUITIES  4.3%
Advantica Restaurant Group, Inc. (8,755 common shares) (d)
  (e).......................................................           8,755
AFC Enterprises, Inc. (402,834 common shares) (d) (e).......      12,137,388
Alderwoods Group (137,138 common shares) (e)................       1,775,937

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

BORROWER                                                          VALUE
EQUITIES (CONTINUED)
Best Products Co., Inc. (297,480 common shares) (e).........  $            0
Best Products Co., Inc. (Warrants for 28,080 common shares)
  (e).......................................................               0
Breed Technologies, Inc. (1,345,452 common shares) (a)
  (e).......................................................       3,861,447
Classic Cable, Inc. (Warrants for 760 common shares) (d)
  (e).......................................................               0
Dan River, Inc. (192,060 common shares) (e).................          76,824
DecorateToday.Com (198,600 common shares) (a) (d) (e).......       2,609,604
DIMAC Holdings, Inc. (6,526 preferred shares) (d) (e).......               0
DIMAC Holdings, Inc. (Warrants for 6,526 common shares) (d)
  (e).......................................................               0
Fleer/Marvel Entertainment, Inc. (695,339 preferred shares)
  (a).......................................................       5,931,242
Fleer/Marvel Entertainment, Inc. (891,340 common shares) (a)
  (e).......................................................       3,895,156
Flextek Components, Inc. (Warrants for 993 common shares)
  (d) (e)...................................................               0
Genesis Health Ventures, Inc. (1,476,810 common shares) (d)
  (e).......................................................      23,628,960
Genesis Health Ventures, Inc. (16,685 preferred shares) (d)
  (e).......................................................       2,005,036
Imperial Home Decor Group, Inc. (929,571 common shares) (a)
  (d) (e)...................................................               0
Imperial Home Decor Realty, Inc. (929,571 common shares) (a)
  (d) (e)...................................................               0
Kindred Healthcare, Inc. (978,504 common shares) (a) (d)
  (e).......................................................      38,836,824
London Fog Industries, Inc. (515,922 common shares) (a) (d)
  (e).......................................................       4,509,158
Mediq/PRN Life Support Services, Inc. (22,626 preferred
  shares) (d) (e)...........................................               0
Murray's Discount Auto Stores, Inc. (Warrants for 289 common
  shares) (d) (e)...........................................               0
Payless Cashways, Inc. (1,024,159 common shares) (a) (c)
  (e).......................................................           1,024
Pioneer Corp of America (134,400 common shares) (d) (e).....         385,728
Rowe International, Inc. (91,173 common shares) (a) (d)
  (e).......................................................               0
Rowe International, Inc. (Warrants for 236,677 common
  shares) (a) (d) (e).......................................               0
Safelite Glass Corp. (402,526 common shares) (d) (e)........       2,741,202
Safelite Realty (27,171 common shares) (d) (e)..............               0
Sarcom Enterprise Educational Services (90 common shares)
  (c) (d) (e)...............................................               0
Sarcom, Inc. (422,684 common shares) (c) (d) (e)............               0
Stronghaven, Inc. (Warrants for 740,121 common shares) (d)
  (e).......................................................               0
Tembec, Inc. (126,260 common shares) (e)....................         967,152
Trans World Entertainment Corp. (3,789,962 common shares)
  (a) (e)...................................................      30,205,997
United Artists Theatre, Inc. (41,483 common shares) (d)
  (e).......................................................         539,279
United Fixtures Holdings, Inc. (196,020 common shares) (a)
  (d) (e)...................................................               0
United Fixtures Holdings, Inc. (53,810 preferred shares) (a)
  (d) (e)...................................................         517,114
West American Rubber Co., LLC (5.04% ownership interest) (a)
  (d) (e)...................................................               0
                                                              --------------

TOTAL EQUITIES  4.3%........................................     134,633,827
                                                              --------------

TOTAL LONG-TERM INVESTMENTS  95.8%
  (Cost $3,489,540,745).....................................   3,010,233,491
                                                              --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

BORROWER                                                          VALUE
SHORT TERM INVESTMENTS  2.3%
COMMERCIAL PAPER  1.8%
General Mills, Inc. ($25,000,000 par, maturing 02/06/02,
  yielding 2.08%)...........................................  $   24,992,778
Kellogg Co. ($15,000,000 par, maturing 02/12/02, yielding
  2.00%)....................................................      14,990,833
Sprint Capital Corp. ($7,050,000 par, maturing 02/04/02,
  yielding 2.17%)...........................................       7,048,725
Unum Corp. ($10,000,000 par, maturing 02/20/02, yielding
  2.10%)....................................................       9,988,917
                                                              --------------

TOTAL COMMERCIAL PAPER......................................      57,021,253
                                                              --------------

SHORT-TERM LOAN PARTICIPANTS  0.3%
Conagra, Inc. ($10,000,000 par, maturing 02/01/02, yielding
  2.15%)....................................................      10,000,000
                                                              --------------

TIME DEPOSIT  0.2%
State Street Bank & Trust Corp. ($6,714,225 par, 1.25%
  coupon, dated 01/31/02, to be sold on 02/01/02 at
  $6,714,458)...............................................       6,714,225
                                                              --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $73,735,478)........................................      73,735,478
                                                              --------------

TOTAL INVESTMENTS  98.1%
  (Cost $3,563,276,223).....................................   3,083,968,969
OTHER ASSETS IN EXCESS OF LIABILITIES  1.9%.................      57,941,599
                                                              --------------

NET ASSETS  100.0%..........................................  $3,141,910,568
                                                              ==============

NR--Not rated

+ Bank Loans rated below Baa by Moody's Investor Service, Inc. or BBB by
  Standard & Poor's Group are considered to be below investment grade.

 (1) Industry percentages are calculated as a percentage of net assets.

(a) Affiliated company. See Notes to Financial Statements.

(b) This Senior Loan interest is non-income producing.

(c) This borrower has filed for protection in federal bankruptcy court.

(d) Restricted Security.

(e) Non-income producing security as this stock currently does not declare dividends.

(f) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

(g) Subsequent to January 31, 2002, this borrower has filed for protection in federal bankruptcy court.

(h) Subsequent to January 31, 2002, this borrower has emerged from bankruptcy.

(i) The borrower is in the process of restructuring or amending the terms of this loan.

* Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
January 31, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $3,563,276,223).....................  $3,083,968,969
Cash........................................................       3,867,906
Receivables:
  Investments Sold..........................................      65,470,652
  Interest and Fees.........................................      16,157,234
  Fund Shares Sold..........................................         199,559
Other.......................................................         206,080
                                                              --------------
    Total Assets............................................   3,169,870,400
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      18,099,100
  Investment Advisory Fee...................................       2,745,652
  Income Distributions......................................       1,998,558
  Distributor and Affiliates................................       1,438,929
  Administrative Fee........................................         722,540
  Fund Shares Repurchased...................................         227,980
Accrued Expenses............................................       2,076,822
Trustees' Deferred Compensation and Retirement Plans........         650,251
                                                              --------------
    Total Liabilities.......................................      27,959,832
                                                              --------------
NET ASSETS..................................................  $3,141,910,568
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 378,262,407 shares issued and
  outstanding)..............................................  $    3,782,624
Paid in Surplus.............................................   4,214,804,215
Accumulated Undistributed Net Investment Income.............      (5,989,289)
Net Unrealized Depreciation.................................    (479,307,254)
Accumulated Net Realized Loss...............................    (591,379,728)
                                                              --------------
NET ASSETS..................................................  $3,141,910,568
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($3,141,910,568 divided by
  378,262,407 shares outstanding)...........................  $         8.31
                                                              ==============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended January 31, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 117,775,800
Dividends ($224,463 received as dividend income from
  affiliates)...............................................        224,463
Fees........................................................        170,139
Other.......................................................      3,575,278
                                                              -------------
    Total Income............................................    121,745,680
                                                              -------------
EXPENSES:...................................................
Investment Advisory Fee.....................................     17,737,721
Administrative Fee..........................................      4,668,048
Shareholder Services........................................      2,034,427
Legal.......................................................        675,100
Custody.....................................................        513,145
Trustees' Fees and Related Expenses.........................         87,368
Other.......................................................      2,213,157
                                                              -------------
    Total Expenses..........................................     27,928,966
    Less Credits Earned on Cash Balances....................        154,024
                                                              -------------
    Net Expenses............................................     27,774,942
                                                              -------------
NET INVESTMENT INCOME.......................................  $  93,970,738
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (56,895,933)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (399,371,652)
  End of the Period.........................................   (479,307,254)
                                                              -------------
Net Unrealized Depreciation During the Period...............    (79,935,602)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(136,831,535)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (42,860,797)
                                                              =============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended January 31, 2002 and the Year Ended July 31, 2001 (Unaudited)

                                                    SIX MONTHS ENDED      YEAR ENDED
                                                    JANUARY 31, 2002     JULY 31, 2001
                                                    -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................  $   93,970,738     $   387,374,676
Net Realized Loss..................................     (56,895,933)       (442,678,090)
Net Unrealized Depreciation During the Period......     (79,935,602)        (76,004,880)
                                                     --------------     ---------------
Change in Net Assets from Operations...............     (42,860,797)       (131,308,294)
Distributions from Net Investment Income...........     (93,044,008)       (410,850,314)
                                                     --------------     ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................    (135,904,805)       (542,158,608)
                                                     --------------     ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................      18,043,630         114,299,449
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................      44,966,379         205,505,843
Cost of Shares Repurchased.........................    (774,869,207)     (2,245,937,408)
                                                     --------------     ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................    (711,859,198)     (1,926,132,116)
                                                     --------------     ---------------
TOTAL DECREASE IN NET ASSETS.......................    (847,764,003)     (2,468,290,724)
NET ASSETS:
Beginning of the Period............................   3,989,674,571       6,457,965,295
                                                     --------------     ---------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($5,989,289) and ($6,916,019), respectively).....  $3,141,910,568     $ 3,989,674,571
                                                     ==============     ===============

See Notes to Financial Statements

Statement of Cash Flows
For the Six Months Ended January 31, 2002 (Unaudited)

CHANGE IN NET ASSETS FROM OPERATIONS........................    $ (42,860,797)
                                                                -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Decrease in Investments at Value..........................      861,300,504
  Decrease in Interest and Fees Receivables.................        6,115,700
  Increase in Receivable for Investments Sold...............      (25,793,849)
  Decrease in Dividends Receivable..........................          104,314
  Increase in Other Assets..................................         (107,947)
  Decrease in Investment Advisory Fee Payable...............         (640,091)
  Decrease in Administrative Fee Payable....................         (170,822)
  Increase in Distributor and Affiliates Payable............          247,111
  Increase in Payable for Investments Purchased.............        8,669,787
  Increase in Accrued Expenses..............................          254,145
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................           33,640
                                                                -------------
    Total Adjustments.......................................      850,012,492
                                                                -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................      807,151,695
                                                                =============
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................       18,208,838
Payments on Shares Repurchased..............................     (774,916,269)
Cash Dividends Paid.........................................      (50,064,156)
                                                                -------------
    Net Cash Used for Financing Activities..................     (806,771,587)
                                                                -------------
NET INCREASE IN CASH........................................          380,108
Cash at Beginning of the Period.............................        3,487,798
                                                                -------------
Cash at the End of the Period...............................    $   3,867,906
                                                                =============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX
                            MONTHS
                             ENDED                      YEAR ENDED JULY 31,
                          JANUARY 31,   ----------------------------------------------------
                            2002(C)     2001(C)      2000       1999       1998       1997
                          ------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF THE
  PERIOD.................   $  8.61     $   9.50   $   9.85   $   9.98   $   9.96   $  10.00
                            -------     --------   --------   --------   --------   --------
  Net Investment Income..       .22          .66        .68        .64        .68        .70
  Net Realized and
    Unrealized
    Gain/Loss............      (.31)        (.86)      (.36)      (.13)       .01       (.04)
                            -------     --------   --------   --------   --------   --------
Total from Investment
  Operations.............      (.09)        (.20)       .32        .51        .69        .66
Less Distributions from
  Net Investment Income..       .21          .69        .67        .64        .67        .70
                            -------     --------   --------   --------   --------   --------
NET ASSET VALUE, END OF
  THE PERIOD.............   $  8.31     $   8.61   $   9.50   $   9.85   $   9.98   $   9.96
                            =======     ========   ========   ========   ========   ========

Total Return (a).........   -1.05%*       -2.11%      3.15%      5.23%      7.22%      6.79%
Net Assets at End of the
  Period (In millions)...   $3,141.9    $3,989.7   $6,458.0   $8,136.4   $7,312.9   $6,237.0
Ratio of Expenses to
  Average Net Assets.....     1.50%        1.43%      1.34%      1.35%      1.41%      1.42%
Ratio of Net Investment
  Income to Average Net
  Assets.................     5.03%        7.34%      6.97%      6.48%      6.81%      7.02%
Portfolio Turnover (b)...      40%*          42%        36%        44%        73%        83%

 * Non-Annualized

(a) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of 3% imposed on most shares accepted by the Trust for repurchase within the first year and declining to 0% after the fifth year. If the early withdrawal charge was included, total return would be lower.

(b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(c) Based on average shares outstanding.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

January 31, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Prime Rate Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust invests primarily in adjustable Senior Loans. Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions. The Trust commenced investment operations on October 4, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Trust's Senior Loans are valued by the Trust following valuation guidelines established and periodically reviewed by the Trust's Board of Trustees. Under the valuation guidelines, Senior Loans for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other Senior Loans are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Investment Advisory Corp. (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate redetermination period and maturity), the credit worthiness of the borrower, the current interest rate, the period until the next interest rate redetermination and the maturity of such Senior Loans. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Trust's portfolio. The fair value of Senior Loans are reviewed and approved by the Trust's Valuation Committee and Board of Trustees.

    Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser under the direction of the Board of Trustees.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2002 (Unaudited)

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees on senior loans purchased are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable senior loan, note or fixed-income security.

    Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of $96,817,906, which will expire between July 31, 2004 and July 31, 2009. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses related to wash sale transactions, and losses that were recognized for book purposes, but not for tax purposes.

    At January 31, 2002, for federal income tax purposes cost of long- and short-term investments is $3,635,997,111, the aggregate gross unrealized appreciation is $53,381,124 and the aggregate gross unrealized depreciation is $605,409,266, resulting in net unrealized depreciation on long- and short-term investments of $552,028,142.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2002 (Unaudited)

F. CREDITS EARNED ON CASH BALANCES During the six months ended January 31, 2002, the Trust's custody fee was reduced by $154,024 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $4.0 billion..........................................       .950%
Next $3.5 billion...........................................       .900%
Next $2.5 billion...........................................       .875%
Over $10 billion............................................       .850%

    In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc., the Trust's Administrator, at an annual rate of .25% of the average daily net assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

    For the six months ended January 31, 2002, the Trust recognized expenses of approximately $190,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under a Legal Services agreement, the Adviser provides legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended January 31, 2002, the Trust recognized expenses of approximately $38,600 representing Van Kampen Investments Inc.'s or its affiliates (collectively "Van Kampen") cost of providing legal services to the Trust, which are reported as "Legal" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Trust. For the six months ended January 31, 2002, the Trust recognized expenses for these services of approximately $1,617,600. Shareholder servicing fees are determined through negotiations with the Trust's Board of Trustees and are based on competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2002 (Unaudited)

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    During the period, the Trust owned shares of the following affiliated companies. Affiliated companies are defined by the Investment Company Act of 1940, as amended, as those companies in which a trust holds 5% or more of the outstanding voting securities.

                                                    REALIZED      DIVIDEND    MARKET VALUE
NAME                                   SHARES*     GAIN/(LOSS)     INCOME       1/31/02
Breed Technologies, Inc. ...........  1,345,452         0                0     $3,861,447
Decorate Today.Com..................    198,600         0                0      2,609,604
Fleer/Marvel Entertainment, Inc. ...  1,586,679         0         $224,463      9,826,398
Imperial Home Decor Group, Inc. ....    929,571         0                0              0
Imperial Home Decor Realty, Inc. ...    929,571         0                0              0
Kindred Healthcare, Inc. ...........    978,504         0                0     38,836,824
London Fog Industries, Inc. ........    515,922         0                0      4,509,158
Payless Cashways, Inc. .............  1,024,159         0                0          1,024
Rowe International, Inc. ...........     91,173         0                0              0
Trans World Entertainment Corp. ....  3,789,962         0                0     30,205,997
United Fixtures Holdings, Inc. .....    249,830         0                0        517,114

 * Shares were acquired through the restructuring of senior loan interests.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2002 (Unaudited)

3. CAPITAL TRANSACTIONS

At January 31, 2002 and July 31, 2001, paid in surplus aggregated $4,214,804,215 and $4,925,811,365, respectively. Transactions in common shares were as follows:

                                                      SIX MONTHS ENDED     YEAR ENDED
                                                      JANUARY 31, 2002    JULY 31, 2001
Beginning Shares....................................    463,467,203        679,708,950
                                                        -----------       ------------
Shares Sold.........................................      2,137,587         12,628,225
Shares Issued Through Dividend Reinvestment.........      5,323,439         22,846,179
Shares Repurchased..................................    (92,665,822)      (251,716,151)
                                                        -----------       ------------
Net Change in Shares Outstanding....................    (85,204,796)      (216,241,747)
                                                        -----------       ------------
Ending Shares.......................................    378,262,407        463,467,203
                                                        ===========       ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $1,345,414,070 and $1,907,833,379, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding common shares at the net asset value of the shares on the expiration date of the tender offer. For the six months ended January 31, 2002, 92,665,822 shares were tendered and repurchased by the Trust.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than five years which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge will be payable to Van Kampen. Any early withdrawal charge

NOTES TO
FINANCIAL STATEMENTS

January 31, 2002 (Unaudited)

which is required to be imposed will be made in accordance with the following schedule.

                                                                WITHDRAWAL
                     YEAR OF REDEMPTION                           CHARGE
First.......................................................      3.0%
Second......................................................      2.5%
Third.......................................................      2.0%
Fourth......................................................      1.5%
Fifth.......................................................      1.0%
Sixth and following.........................................      0.0%

    For the six months January 31, 2002, Van Kampen received early withdrawal charges of approximately $4,506,900 in connection with tendered shares of the Trust.

7. COMMITMENTS/BORROWINGS

Pursuant to the terms of certain of the Senior Loan agreements, the Trust had unfunded loan commitments of approximately $70,306,400 as of January 31, 2002. The Trust generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.

    The Trust, along with the Van Kampen Senior Floating Rate Fund, has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $500,000,000, which will terminate on November 8, 2002. The proceeds of any borrowing by the Trust under the revolving credit agreement shall be used for temporary liquidity purposes and funding of shareholder tender offers. Annual commitment fees of .11% are charged on the unused portion of the credit line. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .50%.

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2002 (Unaudited)

    At January 31, 2002, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                              PRINCIPAL
                                                               AMOUNT       VALUE
SELLING PARTICIPANT                                             (000)       (000)
Goldman Sachs...............................................   $10,653     $ 9,162
Bank of Nova Scotia.........................................     5,005       4,780
Chase Securities, Inc. .....................................     3,733       3,631
Bankers Trust...............................................     3,519       3,462
                                                               -------     -------
Total.......................................................   $22,910     $21,035
                                                               =======     =======

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Prime Rate Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Prime Rate Income Trust (the "Trust"), including the portfolio of investments, as of July 31, 2001, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to July 31, 2000 were audited by other auditors whose report, dated September 14, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the Trust's custodian, brokers, and selling or agent banks; where replies were not received, we performed alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Prime Rate Income Trust as of July 31, 2001, the results of its operations, cash flows, changes in net assets, and financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
September 14, 2001

                BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

July 31, 2001
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.(1)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS  86.8%
            AEROSPACE/DEFENSE  1.2%
 $ 9,642    Aerostructures Corp.,
            Term Loan.............. NR        BB-    12/31/03 to 09/06/04   $    9,608,767
   4,275    Aircraft Braking
            Systems Corp., Term
            Loan................... Ba3       B+     10/15/05                    4,281,843
   8,978    Alliant Techsystems,
            Inc., Term Loan........ Ba2       BB-    04/20/09                    9,101,874
   7,744    DeCrane Finance Co.,
            Term Loan.............. NR        NR     09/30/05 to 12/17/06        7,681,989
   9,373    EG&G Technical
            Services, Inc., Term
            Loan................... B1        NR     08/20/07                    8,786,979
   6,386    Fairchild Corp., Term
            Loan................... Ba3       BB-    04/30/06                    6,178,721
   3,305    Vought Aircraft
            Industries, Inc., Term
            Loan................... NR        NR     06/30/07 to 06/30/08        3,314,641
                                                                            --------------
                                                                                48,954,814
                                                                            --------------
            AUTOMOTIVE  3.2%
  18,904    American Axle &
            Manufacturing Holdings,
            Inc., Term Loan........ Ba2       BB     04/30/06                   18,666,278
  10,224    Breed Technologies,
            Inc., Term Loan (f).... NR        NR     12/20/04                    9,457,015
  14,813    Dura Operating Corp.,
            Term Loan.............. Ba3       BB-    03/31/06                   14,615,775
  43,135    Federal-Mogul Corp.,
            Term Loan.............. Caa1      CCC+   02/24/04 to 02/24/05       31,290,319
   5,381    Metaldyne Corp., Term
            Loan................... NR        BB-    02/27/09                    4,950,705
   9,439    Metalforming
            Technologies, Inc.,
            Term Loan.............. NR        NR     06/30/06                    8,022,877
   1,000    Oshkosh Truck Corp.,
            Term Loan.............. NR        BB+    01/31/07                      999,000

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            AUTOMOTIVE (CONTINUED)
 $ 8,606    Safelite Glass Corp.,
            Term Loan.............. NR        NR     09/30/07               $    7,830,237
  20,497    SPX Corp., Term Loan... Ba2       BB+    09/30/04 to 12/31/06       20,531,040
   2,350    Stoneridge, Inc., Term
            Loan................... Ba3       BB-    12/31/05                    2,324,561
   9,925    ThermaSys Corp., Term
            Loan................... B1        BB-    08/25/07                    8,436,250
                                                                            --------------
                                                                               127,124,057
                                                                            --------------
            BEVERAGE, FOOD & TOBACCO  2.8%
  31,333    Agrilink Foods, Inc.,
            Term Loan.............. B1        B+     09/30/04 to 09/30/05       30,236,687
  16,619    Aurora Foods, Inc.,
            Term Loan.............. B2        B      06/30/05 to 09/30/06       16,302,794
   8,084    B & G Foods, Inc., Term
            Loan................... B1        B+     03/31/06                    7,846,928
   1,000    BCB USA Corp., Term
            Loan................... Ba3       NR     12/31/06                    1,008,125
   4,988    Del Monte Corp., Term
            Loan................... B1        B+     03/31/08                    5,045,170
  10,725    Doane Pet Care Co.,
            Term Loan.............. B1        B+     12/31/05 to 12/31/06       10,018,967
  15,680    Eagle Family Foods,
            Inc., Term Loan........ B1        B      12/31/05                   14,347,200
   7,029    Edwards Baking Co.,
            Term Loan.............. NR        NR     09/30/03 to 09/30/05        6,873,255
   7,778    Mafco Worldwide Corp.,
            Term Loan.............. NR        NR     03/31/06                    7,680,556
   3,744    Merisant Co., Term
            Loan................... Ba3       BB-    03/31/07                    3,750,691
   7,000    Pinnacle Foods, Inc.,
            Term Loan.............. Ba3       BB-    05/22/08                    6,982,500
                                                                            --------------
                                                                               110,092,873
                                                                            --------------
            BROADCASTING--CABLE  3.9%
  10,530    Adelphia Cable
            Partners, LP, Revolving
            Credit Agreement....... Ba3       BB+    12/31/03                   10,326,368
   9,800    CC VIII Operating, LLC,
            Term Loan.............. Ba3       BB+    02/02/08                    9,796,325

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            BROADCASTING--CABLE (CONTINUED)
 $64,500    Charter Communications
            Operations II, LP, Term
            Loan................... Ba3       BB+    03/18/08               $   64,111,968
  21,136    Chelsea Communications,
            Inc., Term Loan........ Ba3       NR     12/31/04                   21,109,253
  38,426    Falcon Communications,
            LP, Term Loan.......... Ba3       BB-    12/31/07                   37,983,773
   9,979    Frontiervision
            Operating Partners, LP,
            Term Loan.............. Ba3       BB     03/31/06                    9,947,804
   5,000    UPC Financing
            Partnership, Term
            Loan................... B1        B+     03/31/09                    4,066,665
                                                                            --------------
                                                                               157,342,156
                                                                            --------------
            BROADCASTING--DIVERSIFIED  0.5%
  14,775    Muzak Audio
            Communications, Inc.,
            Term Loan.............. B2        B+     12/31/06                   14,295,201
   4,550    White Knight
            Broadcasting, Inc.,
            Term Loan (a).......... NR        NR     06/30/07                    4,436,250
                                                                            --------------
                                                                                18,731,451
                                                                            --------------
            BROADCASTING--RADIO  0.1%
   3,000    Citadel Broadcasting
            Co., Term Loan......... NR        NR     06/30/09                    3,009,375
                                                                            --------------

            BROADCASTING--TELEVISION  0.7%
   7,247    LIN Television Corp.,
            Term Loan.............. Ba3       BB-    03/31/07                    7,231,288
   6,629    Quorum Broadcasting,
            Inc., Term Loan........ NR        NR     09/30/07                    6,081,304
   9,000    Sinclair Broadcast
            Group, Inc., Term
            Loan................... Ba2       BB-    09/30/09                    9,073,125
   4,500    Telemundo Group, Inc.
            Term Loan.............. NR        NR     05/15/08                    4,521,937
                                                                            --------------
                                                                                26,907,654
                                                                            --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            BUILDINGS & REAL ESTATE  3.1%
 $13,514    Builders FirstSource,
            Inc., Term Loan........ NR        BB-    12/30/05               $   13,345,142
  14,665    Corrections Corp. of
            America, Term Loan..... B3        B      12/31/02                   14,054,291
  97,629    Ventas Realty Ltd.,
            Inc., Term Loan........ NR        NR     12/31/07                   96,408,428
                                                                            --------------
                                                                               123,807,861
                                                                            --------------
            CHEMICALS, PLASTICS & RUBBER  4.5%
  10,944    Cedar Chemicals Corp.,
            Term Loan.............. NR        NR     10/30/03                    4,360,582
   9,741    Foamex, LP, Term Loan.. B3        B      06/30/05 to 06/30/06        9,059,290
   5,035    Foamex, LP, Revolving
            Credit Agreement....... B3        B      06/12/03                    4,556,424
  12,386    GenTek, Inc., Term
            Loan................... Ba3       BB     04/30/07 to 10/31/07       11,178,591
   5,000    GEO Specialty
            Chemicals, Inc., Term
            Loan................... B1        B+     12/31/07                    5,025,000
   3,980    Hercules, Inc., Term
            Loan................... Ba1       BB     11/15/05                    3,944,180
  17,434    Huntsman Corp., Term
            Loan................... B1        NR     12/31/02 to 12/31/05       14,493,627
   9,467    Huntsman Corp.,
            Revolving Credit
            Agreement.............. B1        NR     12/31/02                    7,557,552
  23,261    Huntsman ICI Chemicals,
            LLC, Term Loan......... Ba3       BB-    06/30/07 to 06/30/08       23,126,369
   4,814    Jet Plastica
            Industries, Inc., Term
            Loan................... NR        NR     12/31/02 to 12/31/04        3,730,850
     756    Jet Plastica
            Industries, Inc.,
            Revolving Credit
            Agreement.............. NR        NR     12/31/02                      585,900
  25,973    Lyondell Chemical Co.,
            Term Loan.............. Ba3       NR     06/30/05 to 05/17/06       26,348,214
   5,000    Messer Griesheim, Term
            Loan................... Ba3       BB     05/04/09 to 05/04/10        5,043,750
  14,775    MetoKote Corp., Term
            Loan................... NR        NR     11/02/05                   14,257,875

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            CHEMICALS, PLASTICS & RUBBER (CONTINUED)
 $ 9,695    Nutrasweet Acquisition
            Corp., Term Loan....... Ba3       NR     05/25/07 to 05/25/09   $    9,677,636
   9,675    Pioneer Americas
            Acquisition Corp., Term
            Loan (a) (b)........... NR        NR     12/05/06                    3,096,000
   5,000    Port Arthur Coker Co.,
            Term Loan.............. Ba3       NR     06/15/07                    4,981,250
   8,564    Texas Petrochemicals
            Corp., Term Loan....... B1        NR     12/31/02 to 06/30/04        8,537,315
   1,102    Texas Petrochemicals
            Corp., Revolving Credit
            Agreement.............. B1        NR     12/31/02                    1,074,667
   6,186    TruSeal Technologies,
            Inc., Term Loan........ NR        NR     06/30/04                    5,971,863
   9,925    United Plastics Group,
            Inc., Term Loan........ NR        NR     08/31/07                    4,466,250
   7,662    Vinings Industries,
            Inc., Term Loan........ NR        NR     03/31/05                    6,934,236
   4,560    West American Rubber
            Co., Term Loan (a)..... NR        NR     06/30/05 to 12/30/05        1,459,055
                                                                            --------------
                                                                               179,466,476
                                                                            --------------
            CONSTRUCTION MATERIAL  0.6%
   4,950    Brand Scaffold
            Services, Inc., Term
            Loan................... B1        NR     09/30/03                    4,912,868
   4,938    Dayton Superior Corp.,
            Term Loan.............. Ba3       BB-    06/16/06                    4,951,389
   7,488    Flextek Components,
            Inc., Term Loan (a).... NR        NR     08/31/03                      973,398
   8,473    Magnatrax Corp., Term
            Loan................... NR        NR     11/15/05                    7,752,762
   4,517    Werner Holding Co.,
            Inc., Term Loan........ Ba3       B+     11/30/04 to 11/30/05        4,489,472
                                                                            --------------
                                                                                23,079,889
                                                                            --------------
            CONTAINERS, PACKAGING & GLASS  4.0%
  13,917    Dr. Pepper/Seven Up
            Bottling Group, Inc.,
            Term Loan.............. NR        NR     10/07/07                   13,908,517
   7,508    Fleming Packaging
            Corp., Term Loan....... NR        NR     08/31/04                    7,452,021

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            CONTAINERS, PACKAGING & GLASS (CONTINUED)
 $14,586    Graham Packaging Co.,
            Term Loan.............. B2        B      01/31/06 to 01/31/07   $   13,848,518
   1,393    Graphic Packaging
            International Corp.,
            Term Loan.............. NR        NR     08/15/01                    1,392,118
  20,218    IPC, Inc., Term Loan... NR        NR     10/02/04                   19,560,648
   9,899    Kranson Industries,
            Inc., Term Loan........ NR        NR     12/31/06                    9,726,256
   6,939    Nexpak Corp., Term
            Loan................... NR        NR     12/31/05 to 12/31/06        5,030,740
   3,483    Owens-Illinois, Term
            Loan................... NR        BB     03/31/04                    3,267,078
   4,851    Packaging Dynamics,
            Term Loan.............. NR        NR     11/20/05                    4,462,961
   7,857    Pliant Corp., Term
            Loan................... B2        B+     05/31/08                    7,518,304
  62,895    Stone Container Corp.,
            Term Loan.............. Ba3       B+     10/01/03                   63,173,849
   7,709    Stronghaven, Inc., Term
            Loan................... NR        NR     05/15/04                    6,552,325
   4,979    U.S. Can Corp., Term
            Loan................... NR        NR     10/04/08                    4,938,711
                                                                            --------------
                                                                               160,832,046
                                                                            --------------
            DIVERSIFIED MANUFACTURING  2.8%
   6,734    Actuant Corp., Term
            Loan................... B1        BB-    07/30/08                    6,687,799
   3,112    Advanced Accessory
            Systems, LLC, Term
            Loan................... B1        B+     10/30/04                    3,002,742
  28,438    Chart Industries, Inc,
            Term Loan.............. NR        NR     03/31/06                   21,328,643
   4,788    Citation Corp., Term
            Loan................... NR        B+     12/01/07                    3,950,144
  12,719    Desa International,
            Inc., Term Loan........ B2        B-     11/26/03 to 11/26/04       11,319,697
   2,488    Enersys, Term Loan..... NR        NR     11/09/08                    2,493,719
   9,381    Mueller Group, Inc.,
            Term Loan.............. B1        B+     08/16/06 to 08/16/07        9,434,503
  16,940    Neenah Foundry Co.,
            Term Loan.............. B1        B      09/30/05                   16,389,499

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            DIVERSIFIED MANUFACTURING (CONTINUED)
 $ 3,458    United Fixtures Co.,
            Term Loan (f).......... NR        NR     12/31/04               $    3,458,235
  33,333    Walter Industries,
            Inc., Term Loan........ NR        NR     10/15/03                   30,500,000
   5,476    Western Industries,
            Inc., Term Loan........ NR        NR     06/23/06                    3,559,140
                                                                            --------------
                                                                               112,124,121
                                                                            --------------
            ECOLOGICAL  2.8%
  78,010    Allied Waste
            Industries, Inc., Term
            Loan................... Ba3       BB     07/21/05 to 07/21/07       77,700,907
   5,500    Casella Waste Systems,
            Inc., Term Loan........ B1        BB-    12/14/06                    5,377,625
   4,962    Duratek, Inc., Term
            Loan................... NR        NR     12/08/06                    4,788,631
   9,695    IT Group, Inc., Term
            Loan................... B1        BB     06/11/06                    9,561,610
  23,056    Safety-Kleen Corp.,
            Term Loan (a) (b)...... NR        NR     04/03/05 to 04/03/06        8,115,663
   4,500    Stericycle, Inc., Term
            Loan................... B1        BB-    11/10/06                    4,529,061
                                                                            --------------
                                                                               110,073,497
                                                                            --------------
            EDUCATION & CHILD CARE  0.2%
   8,427    Kindercare Learning
            Centers, Inc., Term
            Loan................... Ba3       B+     03/21/06                    8,058,000
                                                                            --------------

            ELECTRONICS  2.8%
   9,726    Acterna, LLC, Term
            Loan................... NR        B+     09/30/07                    8,931,526
  24,592    Amphenol Corp., Term
            Loan................... Ba2       BB+    10/03/04 to 05/19/06       24,458,660
   5,471    Audio Visual Services
            Corp., Term Loan....... NR        NR     10/01/01                    3,146,017
   3,353    Audio Visual Services
            Corp., Revolving Credit
            Agreement.............. NR        NR     10/01/01                    1,927,829
   6,752    Communications
            Instruments, Inc., Term
            Loan................... Ba3       BB-    03/15/04                    6,701,851

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            ELECTRONICS (CONTINUED)
 $ 6,905    General Cable Corp.,
            Term Loan.............. NR        NR     06/30/07               $    6,844,222
   6,948    Insilco Technologies,
            Term Loan.............. B2        NR     08/25/07                    4,515,875
  23,000    ON Semiconductor Corp.,
            Term Loan.............. NR        B+     08/04/06 to 08/04/07       18,543,750
   5,139    Rowe International,
            Inc., Term Loan (f).... NR        NR     11/30/01 to 12/31/03          770,917
   9,719    Stratus Technologies,
            Inc., Term Loan........ NR        NR     02/26/05                    9,645,859
  21,753    Superior Telecom Corp.,
            Term Loan.............. Ba3       B+     11/27/05                   16,563,081
   2,970    Veridian Corp., Term
            Loan................... Ba3       BB-    08/24/06                    2,970,000
   6,980    Viasystems, Inc., Term
            Loan................... B1        B+     03/31/07                    6,386,700
                                                                            --------------
                                                                               111,406,287
                                                                            --------------
            ENTERTAINMENT & LEISURE  4.4%
  14,863    American Skiing Co.,
            Term Loan.............. NR        NR     05/31/06                   13,525,633
   1,375    American Skiing Co.,
            Revolving Credit
            Agreement.............. NR        NR     05/31/04                    1,251,250
   1,516    AMF Group, Inc., Term
            Loan (b)............... Caa1      D      03/31/03                    1,247,807
   7,334    Bally Total Fitness
            Holding Corp., Term
            Loan................... B1        B+     11/10/04                    7,370,280
   2,897    Bell Sports, Inc., Term
            Loan................... Ba3       NR     03/31/06 to 03/31/07        2,027,760
  34,506    Fitness Holdings
            Worldwide, Inc., Term
            Loan................... NR        B      11/02/06 to 11/02/07       32,780,850
   7,680    KSL Recreational Group,
            Inc., Term Loan........ Ba3       B+     04/30/05 to 04/30/06        7,665,600
   2,045    KSL Recreational Group,
            Inc., Revolving Credit
            Agreement.............. Ba3       B+     04/30/04                    1,989,205
  20,000    Metro-Goldwyn-Mayer,
            Inc., Term Loan........ NR        NR     03/31/05 to 03/31/06       19,768,423

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            ENTERTAINMENT & LEISURE (CONTINUED)
 $ 6,003    Metro-Goldwyn-Mayer,
            Inc., Revolving Credit
            Agreement.............. NR        NR     09/30/03               $    5,842,431
   9,900    Playcore Wisconsin,
            Inc., Term Loan........ NR        NR     07/01/07                    9,343,592
  25,612    Spalding Holdings
            Corp., Term Loan....... B3        B-     09/30/03 to 03/30/06       19,218,257
  10,040    Spalding Holdings
            Corp., Revolving Credit
            Agreement.............. B3        B-     09/30/03                    7,630,400
   6,700    Sportcraft, Ltd., Term
            Loan................... NR        NR     12/31/02                    5,795,500
   2,590    True Temper, Inc., Term
            Loan................... B1        BB-    09/30/05                    2,576,824
  23,488    United Artists Theatre,
            Inc., Term Loan........ Caa3      D      02/02/05                   22,746,249
   9,493    WFI Group, Inc., Term
            Loan................... Baa3      NR     07/14/04                    9,537,838
   4,950    Worldwide Sports &
            Recreation, Inc., Term
            Loan................... NR        NR     12/31/06                    4,864,386
                                                                            --------------
                                                                               175,182,285
                                                                            --------------
            FARMING & AGRICULTURE  0.1%
     994    Hartz Mountain Corp.,
            Term Loan.............. B1        NR     12/31/07                      998,934
   3,996    The Scotts Co., Term
            Loan................... Ba3       BB     12/31/07                    4,024,738
                                                                            --------------
                                                                                 5,023,672
                                                                            --------------
            FINANCE  3.5%
  12,737    Alliance Data Systems,
            Inc., Term Loan........ NR        NR     07/25/03 to 07/25/05       12,163,886
   9,874    Bridge Information
            Systems, Inc., Term
            Loan (a) (b)........... NR        NR     05/29/03 to 05/29/05        4,393,531
  12,800    Mafco Finance Corp.,
            Term Loan.............. NR        NR     03/31/06                   12,727,520
  26,500    Metris Cos., Inc., Term
            Loan................... Ba3       NR     06/30/03                   26,367,500
  37,135    Outsourcing Solutions,
            Term Loan.............. B2        BB-    12/01/05 to 12/10/06       34,962,497

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            FINANCE (CONTINUED)
 $44,080    Rent-A-Center, Inc.,
            Term Loan.............. Ba2       BB-    01/31/06 to 01/31/07   $   43,770,251
   4,950    Risk Management
            Assurance Co., Term
            Loan................... NR        NR     12/21/06                    4,792,061
                                                                            --------------
                                                                               139,177,246
                                                                            --------------
            GROCERY  0.8%
   4,218    Big V Supermarkets,
            Inc., Term Loan (a)
            (b).................... NR        NR     08/10/03                    3,342,874
   3,690    Fleming Cos., Inc.,
            Term Loan.............. Ba2       BB     07/25/04                    3,671,804
  24,691    Fleming Cos., Inc.,
            Revolving Credit
            Agreement.............. Ba2       BB     07/25/03                   24,104,761
                                                                            --------------
                                                                                31,119,439
                                                                            --------------
            HEALTHCARE  5.0%
   4,923    American Home Patient,
            Term Loan.............. NR        NR     12/31/02                    4,129,576
  46,721    Community Health
            Systems, Inc., Term
            Loan................... NR        NR     12/31/03 to 12/31/05       46,993,134
  23,877    Genesis Health
            Ventures, Inc., Term
            Loan (a) (b)........... NR        NR     09/30/04 to 06/01/05       18,012,562
   9,828    HCA--HealthOne Co.,
            Term Loan.............. Ba1       NR     06/30/05                    9,882,866
  64,375    Integrated Health
            Services, Inc., Term
            Loan (a) (b)........... NR        NR     09/30/04 to 12/31/05       38,242,806
   1,990    InteliStaf Group, Inc.,
            Term Loan.............. NR        NR     10/31/07                    1,978,185
  32,503    Kindred Healthcare,
            Inc., Term Loan (a)
            (f).................... NR        NR     04/13/08                   30,228,149
  17,324    Magellan Health
            Services, Inc., Term
            Loan................... B1        B+     02/12/05 to 02/12/06       17,351,681
  17,223    Multicare Cos., Inc.,
            Term Loan (a) (b)...... NR        NR     09/30/04 to 06/01/05       13,477,141
   5,975    NCS Healthcare,
            Revolving Credit
            Agreement.............. NR        NR     06/30/02                    4,809,700

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            HEALTHCARE (CONTINUED)
 $ 8,000    Triad Hospitals, Inc.,
            Term Loan.............. Ba3       B+     09/30/08               $    8,086,000
   6,685    Unilab Corp., Term
            Loan................... B1        B+     11/23/06                    6,699,772
                                                                            --------------
                                                                               199,891,572
                                                                            --------------
            HEALTHCARE & BEAUTY  0.9%
  11,600    Mary Kay, Inc., Term
            Loan................... NR        NR     03/06/04                   10,439,924
   2,563    Mary Kay, Inc.,
            Revolving Credit
            Agreement.............. NR        NR     03/06/04                    2,306,796
  24,486    Revlon Consumer
            Products Corp., Term
            Loan................... B3        B      05/30/02                   23,604,184
                                                                            --------------
                                                                                36,350,904
                                                                            --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER
            PRODUCTS  1.2%
  23,361    Dal-Tile Group, Inc.,
            Term Loan.............. NR        NR     12/31/02 to 12/31/03       23,275,792
   1,786    DecorateToday.Com, Term
            Loan (f)............... NR        NR     12/31/05                    1,806,539
   2,963    Formica Corp., Term
            Loan................... B1        B+     04/30/06                    2,399,625
   4,842    Holmes Products Corp.,
            Term Loan.............. B1        B+     02/05/07                    3,413,907
   2,582    Imperial Home Decor
            Group, Inc., Term Loan
            (f).................... NR        NR     04/04/06                    2,349,749
   1,990    Targus Group
            International, Inc.,
            Term Loan.............. NR        NR     08/31/06                    1,955,150
   5,955    Winsloew Furniture,
            Inc., Term Loan........ Ba3       B+     03/31/06                    5,902,443
  12,610    World Kitchen, Inc.,
            Term Loan.............. NR        NR     10/09/06                    8,784,971
                                                                            --------------
                                                                                49,888,176
                                                                            --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            HOTELS, MOTELS, INNS & GAMING  2.8%
 $37,685    Aladdin Gaming, LLC,
            Term Loan.............. B1        NR     06/30/08               $   30,807,458
   8,000    Argosy Gaming Co., Term
            Loan................... NR        NR     06/25/08                    8,000,000
     938    Isle of Capri Casinos,
            Inc., Term Loan........ Ba2       BB-    03/02/06 to 03/02/07          938,212
   5,000    Jazz Casino Co., Term
            Loan (a)............... NR        NR     03/30/08                    4,275,000
  12,394    Scientific Games Corp.,
            Term Loan.............. B1        B+     09/30/07                   12,300,828
  58,500    Wyndham International,
            Inc., Term Loan........ NR        NR     06/30/06                   57,390,957
                                                                            --------------
                                                                               113,712,455
                                                                            --------------
            INSURANCE  0.8%
  16,800    BRW Acquisition, Inc.,
            Term Loan.............. NR        NR     07/10/06 to 07/10/07       16,170,000
   7,000    White Mountains
            Insurance Group, Ltd.,
            Term Loan.............. NR        NR     03/31/07                    7,021,875
  10,609    Willis Corroon, Inc.,
            Term Loan.............. Ba2       BB     11/19/05 to 05/19/08       10,609,237
                                                                            --------------
                                                                                33,801,112
                                                                            --------------
            MACHINERY  2.3%
   9,453    Alliance Laundry
            Systems, LLC, Term
            Loan................... B1        B      06/30/05                    8,696,300
   9,900    Ashtead Group, PLC,
            Term Loan.............. NR        NR     06/01/07                    9,819,562
   8,750    Dresser, Inc., Term
            Loan................... Ba3       BB-    04/01/09                    8,868,125
  17,836    Flowserve Corp., Term
            Loan................... B1        BB-    06/30/08                   17,947,447
   7,250    Gleason Corp., Term
            Loan................... NR        NR     02/18/08                    7,213,282
  17,652    NationsRent, Inc., Term
            Loan................... B3        B      07/20/06                   12,267,931

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            MACHINERY (CONTINUED)
 $15,000    Ocean Rig ASA--
            (Norway), Term Loan.... NR        NR     06/01/08               $   13,575,000
  14,963    United Rentals (North
            America), Inc., Term
            Loan................... Ba3       BB+    07/31/07                   14,985,093
                                                                            --------------
                                                                                93,372,740
                                                                            --------------
            MEDICAL PRODUCTS & SUPPLIES  2.6%
  20,000    Alliance Imaging, Inc.,
            Term Loan.............. B1        B+     11/02/07 to 11/02/08       20,037,500
  11,202    Conmed Corp., Term
            Loan................... B1        BB-    12/30/04 to 06/30/05       11,032,634
  33,479    Dade Behring, Inc.,
            Term Loan.............. NR        D      06/30/05 to 06/30/07       26,904,889
   4,975    DaVita, Inc., Term
            Loan................... Ba2       BB-    03/31/06                    5,023,417
   5,273    Fisher Scientific
            International, Inc.,
            Term Loan.............. Ba3       B+     01/21/05 to 01/21/06        5,287,953
  12,073    Kinetics Concepts,
            Inc., Term Loan........ Ba3       B-     12/31/04 to 12/31/05       12,025,288
   6,714    Medical Specialities
            Group, Inc, Term
            Loan................... NR        NR     06/30/01 to 06/30/04        3,222,545
   8,995    Mediq/PRN Life Support
            Services, Inc., Term
            Loan................... NR        NR     06/13/05                    7,465,587
   6,886    National Medical Care,
            Inc., Term Loan........ Ba1       BB     09/30/03                    6,817,250
   4,975    National Nephrology
            Associates, Inc., Term
            Loan................... B1        B+     12/31/05                    4,939,057
                                                                            --------------
                                                                               102,756,120
                                                                            --------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  2.2%
  19,910    Carmeuse Lime, Inc.,
            Term Loan.............. NR        NR     03/31/06                   15,529,800
   7,503    CII Carbon, LLC, Term
            Loan................... NR        NR     06/25/08                    7,090,451
   6,210    Earle M. Jorgensen,
            Term Loan.............. B1        NR     03/31/04                    6,139,925
   8,791    Fairmount Minerals,
            Ltd., Term Loan........ NR        NR     02/28/05                    8,493,570

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            MINING, STEEL, IRON & NON-PRECIOUS METALS (CONTINUED)
 $51,661    Ispat Inland, Term
            Loan................... B2        BB-    07/16/05 to 07/16/06   $   42,017,329
   9,953    UCAR International,
            Inc., Term Loan........ Ba3       NR     12/30/07                    9,786,120
                                                                            --------------
                                                                                89,057,195
                                                                            --------------
            NON-DURABLE CONSUMER PRODUCTS  1.0%
   8,249    Accessory Network
            Group, Inc., Term
            Loan................... NR        NR     06/30/03                    6,805,703
  10,896    American Marketing
            Industries, Inc., Term
            Loan................... NR        NR     11/30/02                    8,825,963
   7,172    Arena Brands, Inc.,
            Term Loan.............. NR        NR     06/01/02                    6,741,767
   1,611    Arena Brands, Inc.,
            Revolving Credit
            Agreement.............. NR        NR     06/01/02                    1,514,246
   5,618    GFSI, Inc., Term
            Loan................... Ba3       NR     03/31/04                    5,533,460
   6,751    Norcorp, Inc., Term
            Loan................... NR        NR     05/12/06 to 11/30/06        6,075,750
   4,000    Playtex Products, Inc.,
            Term Loan.............. Ba2       BB     05/24/09                    4,044,000
                                                                            --------------
                                                                                39,540,889
                                                                            --------------
            PAPER & FOREST PRODUCTS  0.3%
   2,598    Bear Island Paper Co.,
            LLC, Term Loan......... B1        B+     12/31/05                    2,558,880
   4,567    Crown Paper Co., Term
            Loan (a) (b)........... NR        NR     08/22/03                      930,510
   1,799    Crown Paper Co.,
            Revolving Credit
            Agreement (a) (b)...... NR        NR     08/22/02                      276,580
   6,831    Pacifica Papers, Inc.,
            Term Loan.............. Ba2       BB     03/12/06                    6,839,374
   2,993    Port Townsend Paper
            Corp., Term Loan....... NR        NR     03/16/07                    2,955,094
                                                                            --------------
                                                                                13,560,438
                                                                            --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            PERSONAL & MISCELLANEOUS SERVICES  1.2%
 $ 1,995    Coinmach Laundry Corp.,
            Term Loan.............. NR        BB-    06/30/05               $    1,997,679
   4,552    DIMAC Holdings, Inc.,
            Term Loan (a).......... NR        NR     12/31/05                    1,502,018
   4,205    DIMAC Marketing
            Partners, Inc., Term
            Loan (a) (h)........... NR        NR     07/01/03                    1,387,544
     370    DIMAC Marketing
            Partners, Inc.,
            Revolving Credit
            Agreement (a) (h)...... NR        NR     04/01/03                      122,261
  14,813    Encompass Service
            Corp., Term Loan....... Ba3       BB     05/10/07                   14,618,086
   1,355    Frontway Network
            Solutions, Term Loan
            (a).................... NR        NR     10/31/01                      304,865
   2,740    Iron Mountain, Inc.,
            Term Loan.............. NR        BB     02/28/06                    2,767,328
   6,596    Loewen Group, Revolving
            Credit Agreement (a)
            (b).................... NR        NR     07/27/02                    4,287,218
   6,739    Sarcom, Inc., Term Loan
            (a).................... NR        NR     06/30/01                    3,875,113
   9,945    Telespectrum Worldwide,
            Inc., Term Loan (a).... NR        NR     07/01/02                    5,718,215
   9,462    Weight Watchers
            International, Inc.,
            Term Loan.............. Ba2       B+     09/30/06                    9,550,411
                                                                            --------------
                                                                                46,130,738
                                                                            --------------
            PHARMACEUTICALS  0.7%
   4,988    Advance Paradigm, Inc.,
            Term Loan.............. NR        NR     09/29/07                    5,037,375
   6,913    Bergen Brunswig Corp.,
            Term Loan.............. NR        BB     03/31/06                    6,924,023
   2,494    Caremark Rx, Inc., Term
            Loan................... Ba3       BB     03/15/06                    2,514,792
  13,651    Endo Pharmaceuticals,
            Inc., Term Loan........ NR        NR     06/30/04                   13,429,493
                                                                            --------------
                                                                                27,905,683
                                                                            --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            PRINTING & PUBLISHING  4.0%
 $ 6,995    21st Century
            Newspapers, Term Loan.. NR        NR     09/15/05               $    6,951,299
  11,589    Advanstar
            Communications, Inc.,
            Term Loan.............. Ba3       B+     10/11/07                   11,635,656
  11,890    American Media
            Operations, Inc., Term
            Loan................... Ba3       B+     04/01/06 to 04/01/07       11,928,300
   8,415    American Reprographics
            Co., Term Loan......... NR        NR     04/10/08                    8,372,800
   4,606    Check Printers, Inc.,
            Term Loan.............. NR        NR     06/30/05                    4,588,801
   8,500    Goss Graphics Corp.,
            Term Loan.............. NR        NR     09/30/03                    5,185,000
   2,970    Haights Cross
            Communications, LLC,
            Term Loan.............. B2        B+     12/10/06                    2,940,151
  27,730    Journal Register Co.,
            Term Loan.............. Ba1       BB+    09/30/06                   27,400,835
   2,970    Liberty Group
            Operating, Inc., Term
            Loan................... B1        B      03/31/07                    2,947,575
   5,636    Medical Arts Press,
            Inc., Term Loan........ NR        NR     01/13/06                    5,466,809
  21,007    Morris Communications
            Corp., Term Loan....... NR        NR     03/31/04 to 06/30/05       20,843,634
   3,800    PRIMEDIA, Inc., Term
            Loan................... NR        BB-    06/20/09                    3,780,050
   5,000    Trader.com, Term Loan.. NR        NR     12/31/06 to 12/31/07        4,837,500
  23,421    Vertis, Inc., Term
            Loan................... B1        BB-    12/06/05 to 12/06/08       21,805,262
  15,112    Von Hoffman Press,
            Inc., Term Loan........ B1        B+     07/01/02 to 07/01/05       14,870,950
   1,190    Von Hoffman Press,
            Inc., Revolving Credit
            Agreement.............. B1        B+     07/01/03                    1,121,575
   5,899    Ziff-Davis Media, Inc.,
            Term Loan.............. Ba3       B+     03/31/07                    5,412,734
                                                                            --------------
                                                                               160,088,931
                                                                            --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            RESTAURANTS & FOOD SERVICE  1.4%
 $ 2,920    Applebee's
            International, Inc.,
            Term Loan.............. NR        NR     03/31/06               $    2,949,268
   8,895    Captain D's, Inc., Term
            Loan................... B2        B+     12/31/01                    8,761,255
   2,443    Carvel Corp., Term
            Loan................... NR        NR     06/30/01                    2,369,387
  32,698    Domino's Pizza, Inc.,
            Term Loan.............. B1        B+     12/21/04 to 12/21/07       32,940,726
   3,000    Papa Ginos, Inc., Term
            Loan................... NR        NR     08/31/07                    2,969,431
   6,106    S.C. International
            Services, Inc., Term
            Loan................... Baa1      NR     03/01/07                    6,106,136
                                                                            --------------
                                                                                56,096,203
                                                                            --------------
            RETAIL--OFFICE PRODUCTS  0.1%
   6,335    Identity Group, Inc,
            Term Loan.............. NR        NR     05/11/07                    3,167,500
                                                                            --------------

            RETAIL--OIL & GAS  0.6%
   5,535    Kwik Trip, Term Loan... NR        NR     07/27/07                    5,562,607
  16,451    The Pantry, Inc., Term
            Loan................... B1        BB-    01/31/06 to 07/31/06       16,429,215
                                                                            --------------
                                                                                21,991,822
                                                                            --------------
            RETAIL--SPECIALTY  1.0%
  13,600    Hollywood Entertainment
            Corp., Revolving Credit
            Agreement.............. NR        CCC    09/05/02                   13,056,000
   9,510    Josten's, Inc., Term
            Loan................... B1        BB-    05/31/06 to 05/31/08        9,454,589
   4,940    Mitchell's Management
            Corp., Term Loan....... NR        NR     12/31/07                    4,896,775
  11,923    Nebraska Book Co.,
            Inc., Term Loan........ B1        B+     03/31/06                   11,952,885
                                                                            --------------
                                                                                39,360,249
                                                                            --------------
            RETAIL--STORES  1.6%
   3,814    Duane Reade, Inc., Term
            Loan................... Ba3       BB-    02/15/04 to 02/15/07        3,813,179
   5,687    Kirklands Holdings,
            Term Loan.............. NR        NR     06/30/02                    5,161,358

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            RETAIL--STORES (CONTINUED)
 $ 7,354    Murray's Discount Auto
            Stores, Inc., Term
            Loan................... NR        NR     06/30/03               $    6,884,044
  10,100    Payless Cashways, Inc.,
            Term Loan (a) (b)
            (f).................... Ba1       NR     11/30/02                    7,978,875
  11,629    Peebles, Inc., Term
            Loan................... NR        NR     06/11/04                   10,873,360
  26,000    Rite Aid Corp., Term
            Loan................... B1        BB-    06/27/05                   26,006,500
   4,688    Vitamin Shoppe
            Industries, Inc., Term
            Loan................... NR        NR     05/15/04                    4,646,484
                                                                            --------------
                                                                                65,363,800
                                                                            --------------
            TELECOMMUNICATIONS--HYBRID  0.2%
   9,000    Broadwing, Inc., Term
            Loan................... Ba1       BB+    06/29/07                    8,915,625
                                                                            --------------

            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  1.0%
  13,750    Alaska Communications
            Systems Holdings, Inc.,
            Term Loan.............. B1        BB     11/14/07 to 05/14/08       13,256,088
   2,100    McLeodUSA, Inc., Term
            Loan................... B2        B      05/31/08                    1,743,788
  19,375    Orius Corp., Term
            Loan................... NR        B-     12/15/06                   11,915,542
  40,000    Teligent, Inc., Term
            Loan (a) (b)........... Caa2      D      06/30/06                    7,290,007
  10,000    Winstar Communications,
            Inc., Term Loan (a)
            (b).................... NR        NR     01/10/03 to 09/30/07        3,886,605
                                                                            --------------
                                                                                38,092,030
                                                                            --------------
            TELECOMMUNICATIONS--LONG DISTANCE  0.8%
   3,000    Global Crossing
            Holdings, Ltd., Term
            Loan................... Ba1       BBB-   06/30/06                    2,828,625
  32,529    Pacific Crossing, Ltd.,
            Term Loan.............. NR        NR     07/28/06                   29,872,227
                                                                            --------------
                                                                                32,700,852
                                                                            --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            TELECOMMUNICATIONS--PAGING  0.2%
 $ 2,440    Arch Wireless, Inc.,
            Term Loan.............. NR        CCC    06/30/06               $      600,904
  11,791    Arch Wireless, Inc.,
            Revolving Credit
            Agreement.............. NR        CCC    06/30/05                    2,593,938
   9,401    Teletouch
            Communications, Inc.,
            Term Loan (a).......... NR        NR     11/30/05                    2,181,092
  10,973    TSR Wireless, LLC, Term
            Loan (a) (b)........... NR        NR     06/30/05                      658,350
                                                                            --------------
                                                                                 6,034,284
                                                                            --------------
            TELECOMMUNICATIONS--WIRELESS  9.5%
   5,772    American Cellular
            Corp., Term Loan....... Ba3       BB-    03/31/08 to 03/31/09        5,705,152
  31,161    BCP SP Ltd., Term
            Loan................... B3        NR     03/31/02 to 03/31/05       28,767,626
   1,882    Centennial Cellular,
            Inc., Term Loan........ B1        B+     11/30/07                    1,854,366
  13,000    Crown Castle
            International Corp.,
            Term Loan.............. Ba3       BB-    03/15/08                   12,979,694
  14,813    Dobson Operating Co.,
            Term Loan.............. Ba3       BB-    03/31/08                   14,738,437
  38,500    Nextel Finance Co.,
            Term Loan.............. Ba2       BB-    06/30/08 to 12/31/08       36,201,165
   7,778    Nextel Finance Co.,
            (Argentina), Term
            Loan................... NR        NR     03/31/03                    5,380,667
  22,308    Nextel Partners, Inc.,
            Term Loan.............. B1        B-     01/29/08 to 07/29/08       21,746,474
  30,000    Rural Cellular Corp.,
            Term Loan.............. B1        B+     10/03/08 to 04/03/09       29,437,500
   7,000    Spectrasite
            Communications, Inc.,
            Term Loan.............. B1        B+     12/31/07                    6,598,592
  32,519    Sygnet Wireless, Inc.,
            Term Loan.............. NR        NR     03/23/07 to 12/23/07       31,970,096
  17,000    TeleCorp PCS, Inc.,
            Term Loan.............. B2        NR     12/05/07                   16,734,375
  40,000    Tritel Holding Corp.,
            Term Loan.............. B2        NR     12/31/07                   40,062,520

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            TELECOMMUNICATIONS--WIRELESS (CONTINUED)
 $16,500    Triton PCS, Inc., Term
            Loan................... Ba3       BB-    05/04/07               $   16,438,125
 104,000    VoiceStream Wireless
            Corp., Term Loan....... Baa1      NR     02/25/08 to 06/30/09      103,986,701
   6,000    Western Wireless Corp.,
            Term Loan.............. Ba2       BB     09/30/08                    5,986,878
                                                                            --------------
                                                                               378,588,368
                                                                            --------------
            TEXTILES & LEATHER  1.3%
   5,000    Fruit of the Loom,
            Revolving Credit
            Agreement (b).......... NR        NR     10/17/02                    2,608,335
   9,486    Galey & Lord, Inc.,
            Term Loan.............. Caa2      B      04/02/05 to 04/01/06        8,043,721
   2,200    Galey & Lord, Inc.,
            Revolving Credit
            Agreement.............. Caa2      B      03/27/04                    1,883,200
  18,673    Glenoit Corp., Term
            Loan (b)............... NR        NR     12/31/03 to 06/30/04       13,071,303
   9,065    Joan Fabrics Corp.,
            Term Loan.............. NR        B+     06/30/05 to 06/30/06        8,627,254
  17,088    Norcross Safety
            Products, LLC, Term
            Loan................... NR        NR     09/30/04                   16,404,686
                                                                            --------------
                                                                                50,638,499
                                                                            --------------
            TRANSPORTATION--CARGO  1.6%
   1,782    American Commercial
            Lines, LLC, Term
            Loan................... B1        BB-    06/30/06 to 06/30/07        1,608,163
  19,071    Atlas Freighter
            Leasing, Inc., Term
            Loan................... NR        NR     04/25/05 to 04/25/06       18,966,934
  22,041    Evergreen International
            Aviation, Inc., Term
            Loan................... NR        NR     05/31/02 to 05/07/03       17,632,920
   5,258    Gemini Leasing, Inc.,
            Term Loan.............. B1        NR     08/12/05                    4,719,087
   4,881    Havco Wood Products,
            Inc., Term Loan........ NR        NR     06/30/06                    3,538,547
  11,775    North American Van
            Lines, Inc., Term
            Loan................... B1        B+     11/18/07                   10,715,250

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------          STATED
(000)       BORROWER                MOODY'S   S&P         MATURITY*             VALUE
            TRANSPORTATION--CARGO (CONTINUED)
 $ 4,359    OmniTrax Railroads,
            LLC, Term Loan......... NR        NR     05/13/05               $    4,348,000
   3,636    RailAmerica, Inc., Term
            Loan................... Ba3       BB-    12/31/06                    3,652,287
                                                                            --------------
                                                                                65,181,188
                                                                            --------------
            TRANSPORTATION--PERSONAL  0.4%
   9,284    Continental Airlines,
            Inc., Term Loan........ Ba1       BB     07/31/02 to 07/31/04        9,081,344
   6,903    Motor Coach Industries,
            Inc., Term Loan........ B2        B      06/16/06                    5,418,917
                                                                            --------------
                                                                                14,500,261
                                                                            --------------
            TRANSPORTATION--RAIL MANUFACTURING  0.1%
   2,985    Helm, Inc., Term
            Loan................... NR        NR     10/18/06                    2,865,600
   2,828    RailWorks Corp., Term
            Loan................... Caa1      B      09/30/06                    2,220,241
                                                                            --------------
                                                                                 5,085,841
                                                                            --------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  86.8%.......................    3,463,286,674
                                                                            --------------


FIXED INCOME SECURITIES  0.9%
London Fog Industries, Inc. ($13,541,264 par, 10.00% coupon, maturing 02/27/03) 144A Private Placement (b) (e) (f)
  (g).......................................................       9,072,647
Satelites Mexicanos ($29,240,000 par, 9.06% coupon, maturing
  06/03/04) 144A Private Placement (e)......................      27,120,100
                                                              --------------

TOTAL FIXED INCOME SECURITIES...............................      36,192,747
                                                              --------------

EQUITIES  4.3%
Advantica Restaurant Group, Inc. (8,755 common shares) (c)
  (d).......................................................           7,442
AFC Enterprises, Inc. (402,834 common shares) (c) (d).......       8,822,065
Best Products Co., Inc. (297,480 common shares) (d).........               0
Best Products Co., Inc. (Warrants for 28,080 common shares)
  (d).......................................................               0
Breed Technologies, Inc. (1,345,452 common shares) (d)
  (f).......................................................       6,861,805
Bruno's, Inc. (2,593,713 common shares) (c) (d) (f).........      52,548,625
Bruno's Supermarkets (259,371 common shares) (c) (d) (f)....       5,254,857
Classic Cable, Inc. (Warrants for 760 common shares) (c)
  (d).......................................................               0
Dan River, Inc. (192,060 common shares) (d).................         480,150
DecorateToday.Com (198,600 common shares) (c) (d) (f).......       3,123,978
DIMAC Holdings, Inc. (6,526 preferred shares) (c) (d).......               0
DIMAC Holdings, Inc. (Warrants for 6,526 common shares) (c)
  (d).......................................................               0

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

BORROWER                                                          VALUE
EQUITIES (CONTINUED)
Fleer/Marvel Entertainment, Inc. (668,339 preferred shares)
  (f).......................................................  $    5,573,947
Fleer/Marvel Entertainment, Inc. (891,340 common shares) (d)
  (f).......................................................       3,565,360
Flextex Components, Inc. (Warrants for 993 common shares)
  (c) (d)...................................................               0
Imperial Home Decor Group, Inc. (929,571 common shares) (c)
  (d) (f)...................................................       1,310,695
Imperial Home Decor Realty, Inc. (929,571 common shares) (c)
  (d) (f)...................................................               0
Kindred Healthcare, Inc. (1,064,604 common shares) (c) (d)
  (f).......................................................      50,036,388
London Fog Industries, Inc. (1,083,301 common shares) (c)
  (d) (f)...................................................               0
London Fog Industries, Inc. (Warrants for 66,580 common
  shares) (c) (d) (f).......................................               0
Mediq\PRN Life Support Services, Inc. (22,626 preferred
  shares) (c) (d)...........................................               0
Murray's Discount Auto Stores, Inc. (Warrants for 289 common
  shares) (c) (d)...........................................               0
Payless Cashways, Inc. (1,024,159 common shares) (b) (d)
  (f).......................................................         184,349
Rowe International, Inc. (91,173 common shares) (c) (d).....               0
Rowe International, Inc. (Warrants for 236,677 common
  shares) (c) (d)...........................................               0
Safelite Glass Corp. (402,526 common shares) (c) (d)........       2,676,798
Safelite Reality (27,171 common shares) (c) (d).............               0
Sarcom, Inc. (43 common shares) (c) (d).....................               0
Trans World Entertainment Corp. (3,789,962 common shares)
  (c) (d) (f)...............................................      29,182,707
United Artists Theatre, Inc. (112,559 common shares) (c)
  (d).......................................................         324,170
United Fixtures Holdings, Inc. (196,020 common shares) (c)
  (d) (f)...................................................               0
United Fixtures Holdings, Inc. (53,810 preferred shares) (c)
  (d) (f)...................................................         517,114
                                                              --------------

TOTAL EQUITIES 4.3%.........................................     170,470,450
                                                              --------------

TOTAL LONG-TERM INVESTMENTS  92.0%
  (Cost $4,069,321,523).....................................   3,669,949,871
                                                              --------------

SHORT TERM INVESTMENTS  6.9%
COMMERCIAL PAPER  3.3%
Centex Corp. ($25,000,000 par, maturing 08/24/01, yielding
  3.90%)....................................................      24,937,708
ConAgra, Inc. ($10,000,000 par, maturing 08/06/01, yielding
  3.88%)....................................................       9,994,611
CSX Corp. ($6,000,000 par, maturing 08/24/01, yielding
  3.82%)....................................................       5,985,357
Dominion Resources ($25,000,000 par, maturing 08/28/01,
  yielding 3.90%)...........................................      24,926,875
Glencore Funding, Inc. ($35,000,000 par, maturing 08/16/01
  to 08/23/01, yielding 3.95% to 4.00%).....................      34,934,194
Texas Utilities Co. ($4,000,000 par, maturing 08/02/01,
  yielding 3.98%)...........................................       3,999,558
TRW, Inc. ($25,000,000 par, maturing 08/22/01 to 08/23/01,
  yielding 3.95%)...........................................      24,941,299
                                                              --------------

TOTAL COMMERCIAL PAPER......................................     129,719,602
                                                              --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

BORROWER                                                          VALUE
SHORT-TERM LOAN PARTICIPATIONS  3.6%
Englehard Corp. ($25,000,000 par, maturing 08/01/01 to
  08/20/01, yielding 3.89% to 4.00%)........................  $   25,000,000
Enron Corp. ($23,000,000 par, maturing 08/03/01, yielding
  3.90%)....................................................      23,000,000
Illinois Power Co. ($21,000,000 par, maturing 08/01/01,
  yielding 3.95% to 4.05%)..................................      21,000,000
International Paper Co. ($5,000,000 par, maturing 08/08/01,
  yielding 3.88%)...........................................       5,000,000
Sprint Corp. ($25,000,000 par, maturing 08/22/01, yielding
  4.13%)....................................................      25,000,000
Temple Inland, Inc. ($25,000,000 par, maturing 08/07/01 to
  8/21/01, yielding 4.02% to 4.07%).........................      25,000,000
Texas Utilities Co. ($21,600,000 par, maturing 08/01/01 to
  08/13/01, yielding 3.98% to 4.04%)........................      21,600,000
                                                              --------------

TOTAL SHORT-TERM LOAN PARTICIPATIONS........................     145,600,000
                                                              --------------

TOTAL SHORT-TERM INVESTMENTS  6.9%
  (Cost $275,319,602).......................................     275,319,602
                                                              --------------

TOTAL INVESTMENTS  98.9%
  (Cost $4,344,641,125).....................................   3,945,269,473
OTHER ASSETS IN EXCESS OF LIABILITIES  1.1%.................      44,405,098
                                                              --------------

NET ASSETS  100.0%..........................................  $3,989,674,571
                                                              ==============

NR--Not rated

+ Bank Loans rated below Baa by Moody's Investor Service, Inc. or BBB by
  Standard & Poor's Group are considered to be below investment grade. (Bank loan ratings are unaudited.)

(1)  Industry percentages are calculated as a percentage of net assets.

(a) This Senior Loan interest is non-income producing.

(b) This borrower has filed for protection in federal bankruptcy court.

(c) Restricted Security.

(d) Non-income producing security as this stock currently does not declare dividends.

(e) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(f) Affiliated company. See Notes to Financial Statements.

(g) This security is non-income producing.

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

(h) Subsequent to July 31, 2001, this borrower has filed for protection in federal bankruptcy court.

 * Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
July 31, 2001

ASSETS:
Total Investments (Cost $4,344,641,125).....................  $3,945,269,473
Cash........................................................       3,487,798
Receivables:
  Investments Sold..........................................      39,676,803
  Interest and Fees.........................................      22,272,934
  Fund Shares Sold..........................................         364,767
  Dividends.................................................         104,314
Other.......................................................          98,133
                                                              --------------
    Total Assets............................................   4,011,274,222
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       9,429,313
  Income Distributions......................................       3,985,085
  Investment Advisory Fee...................................       3,385,743
  Distributor and Affiliates................................       1,191,818
  Administrative Fee........................................         893,362
  Fund Shares Repurchased...................................         275,042
Accrued Expenses............................................       1,822,677
Trustees' Deferred Compensation and Retirement Plans........         616,611
                                                              --------------
    Total Liabilities.......................................      21,599,651
                                                              --------------
NET ASSETS..................................................  $3,989,674,571
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 463,467,203 shares issued and
  outstanding)..............................................  $    4,634,672
Paid in Surplus.............................................   4,925,811,365
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (6,916,019)
Net Unrealized Depreciation.................................    (399,371,652)
Accumulated Net Realized Loss...............................    (534,483,795)
                                                              --------------
NET ASSETS..................................................  $3,989,674,571
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($3,989,674,571 divided by
  463,467,203 shares outstanding)...........................  $         8.61
                                                              ==============

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended July 31, 2001

INVESTMENT INCOME:
Interest....................................................  $ 453,157,683
Fees........................................................        792,972
Dividends ($397,129 received as dividend income from
  affiliates)...............................................        397,129
Other.......................................................      7,813,809
                                                              -------------
    Total Income............................................    462,161,593
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................     49,501,572
Administrative Fee..........................................     13,194,944
Shareholder Services........................................      4,844,281
Legal.......................................................      2,035,024
Custody.....................................................      1,303,109
Trustees' Fees and Related Expenses.........................        252,679
Other.......................................................      4,109,650
                                                              -------------
    Total Expenses..........................................     75,241,259
    Less Credits Earned on Cash Balances....................        454,342
                                                              -------------
    Net Expenses............................................     74,786,917
                                                              -------------
NET INVESTMENT INCOME.......................................  $ 387,374,676
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(442,677,984)
  Foreign Currency Transactions.............................           (106)
                                                              -------------
Net Realized Loss...........................................   (442,678,090)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (323,366,772)
  End of the Period.........................................   (399,371,652)
                                                              -------------
Net Unrealized Depreciation During the Period...............    (76,004,880)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(518,682,970)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(131,308,294)
                                                              =============

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended July 31, 2001 and 2000

                                                      YEAR ENDED         YEAR ENDED
                                                     JULY 31, 2001      JULY 31, 2000
                                                    ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................  $   387,374,676    $   525,572,799
Net Realized Loss.................................     (442,678,090)       (28,679,370)
Net Unrealized Depreciation During the Period.....      (76,004,880)      (257,188,967)
                                                    ---------------    ---------------
Change in Net Assets from Operations..............     (131,308,294)       239,704,462

Distributions from and in Excess of Net Investment
  Income..........................................     (410,850,314)      (521,005,157)
                                                    ---------------    ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................     (542,158,608)      (281,300,695)
                                                    ---------------    ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................      114,299,449        433,298,300
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................      205,505,843        271,508,075
Cost of Shares Repurchased........................   (2,245,937,408)    (2,101,931,358)
                                                    ---------------    ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................   (1,926,132,116)    (1,397,124,983)
                                                    ---------------    ---------------
TOTAL DECREASE IN NET ASSETS......................   (2,468,290,724)    (1,678,425,678)
NET ASSETS:
Beginning of the Period...........................    6,457,965,295      8,136,390,973
                                                    ---------------    ---------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($6,916,019) and $19,971,616, respectively).....  $ 3,989,674,571    $ 6,457,965,295
                                                    ===============    ===============

                                               See Notes to Financial Statements

Statement of Cash Flows
For the Year Ended July 31, 2001

CHANGE IN NET ASSETS FROM OPERATIONS........................  $  (131,308,294)
                                                              ---------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Decrease in Investments at Value..........................    2,476,070,434
  Decrease in Interest and Fees Receivables.................       30,071,231
  Increase in Receivable for Investments Sold...............      (35,063,916)
  Decrease in Dividends Receivable..........................           17,480
  Decrease in Other Assets..................................          118,079
  Decrease in Investment Advisory Fee Payable...............       (1,878,449)
  Decrease in Administrative Fee Payable....................         (521,859)
  Increase in Distributor and Affiliates Payable............           20,431
  Increase in Payable for Investments Purchased.............        4,707,519
  Decrease in Accrued Expenses..............................          (20,157)
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................          132,191
                                                              ---------------
    Total Adjustments.......................................    2,473,652,984
                                                              ---------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................    2,342,344,690
                                                              ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................      115,881,146
Payments on Shares Repurchased..............................   (2,246,044,936)
Cash Dividends Paid.........................................     (209,250,371)
                                                              ---------------
    Net Cash Used for Financing Activities..................   (2,339,414,161)
                                                              ---------------
NET INCREASE IN CASH........................................        2,930,529
Cash at the Beginning of the Period.........................          557,269
                                                              ---------------
CASH AT THE END OF THE PERIOD...............................  $     3,487,798
                                                              ===============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    YEAR ENDED JULY 31,
                                  --------------------------------------------------------
                                  2001(C)       2000        1999        1998        1997
                                  --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................  $   9.50    $   9.85    $   9.98    $   9.96    $  10.00
                                  --------    --------    --------    --------    --------
  Net Investment Income.........       .66         .68         .64         .68         .70
  Net Realized and Unrealized
    Gain/Loss...................      (.86)       (.36)       (.13)        .01        (.04)
                                  --------    --------    --------    --------    --------
Total from Investment
  Operations....................      (.20)        .32         .51         .69         .66
Less Distributions from and in
  Excess of Net Investment
  Income........................       .69         .67         .64         .67         .70
                                  --------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE
  PERIOD........................  $   8.61    $   9.50    $   9.85    $   9.98    $   9.96
                                  ========    ========    ========    ========    ========

Total Return (a)................    -2.11%       3.15%       5.23%       7.22%       6.79%
Net Assets at End of the Period
  (In millions).................  $3,989.7    $6,458.0    $8,136.4    $7,312.9    $6,237.0
Ratio of Expenses to Average Net
  Assets........................     1.43%       1.34%       1.35%       1.41%       1.42%
Ratio of Net Investment Income
  to Average Net Assets.........     7.34%       6.97%       6.48%       6.81%       7.02%
Portfolio Turnover (b)..........       42%         36%         44%         73%         83%

(a) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of 3.00% imposed on most shares accepted by the Trust for repurchase within the first year and declining to 0.00% after the fifth year. If the early withdrawal charge was included, total return would be lower.

(b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

July 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Prime Rate Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust invests primarily in adjustable Senior Loans. Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions. The Trust commenced investment operations on October 4, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Trust's Senior Loans are valued by the Trust following valuation guidelines established and periodically reviewed by the Trust's Board of Trustees. Under the valuation guidelines, Senior Loans for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other Senior Loans are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Investment Advisory Corp. (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate redetermination period and maturity), the credit worthiness of the borrower, the current interest rate, the period until the next interest rate redetermination and the maturity of such Senior Loans. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Trust's portfolio. The fair value of Senior Loans are reviewed and approved by the Trust's Valuation Committee and Board of Trustees.

    Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser under the direction of the Board of Trustees.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2001

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees on senior loans purchased are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable security.

    Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

    In November 2000 the American Institute of Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("the Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and requires investment companies to amortize premiums and accrete discounts on fixed income securities. As noted above, the Trust currently amortizes premiums and accretes discounts on fixed income securities, therefore, this accounting change has no impact to the Trust.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of $96,817,906, which will expire between July 31, 2004 and July 31, 2009. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses related to wash sale transactions, post October losses which may not be recognized for tax purposes until the first day of the following fiscal year and losses that were recognized for book purposes but not for tax purposes at the end of the fiscal year.

    At July 31, 2001, for federal income tax purposes cost of long- and short-term investments is $4,417,414,555, the aggregate gross unrealized appreciation is $126,692,338 and the aggregate gross unrealized depreciation is $598,837,420, resulting in net unrealized depreciation on long- and short-term investments of $472,145,082.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2001

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified. A permanent difference relating to expenses which are not deductible for tax purposes totaling $425,562 was reclassified from accumulated undistributed net investment income to capital. Permanent differences of $106 relating to the recognition of net realized losses on foreign currency transactions were reclassified from accumulated undistributed net investment income to accumulated net realized loss. Permanent differences related to restructuring losses recognized for tax purposes totaling $3,837,453 were reclassified from accumulated undistributed net investment income to accumulated net realized loss.

F. CREDITS EARNED ON CASH BALANCES During the year ended July 31, 2001, the Trust's custody fee was reduced by $454,342 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $4.0 billion..........................................     .950%
Next $3.5 billion...........................................     .900%
Next $2.5 billion...........................................     .875%
Over $10 billion............................................     .850%

    In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc., the Trust's Administrator, at an annual rate of .25% of the average daily net assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2001

    For the year ended July 31, 2001, the Trust recognized expenses of approximately $304,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under a Legal Services agreement, the Adviser provides legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended July 31, 2001, the Trust recognized expenses of approximately $116,700 representing Van Kampen Investments Inc.'s or its affiliates (collectively "Van Kampen") cost of providing legal services to the Trust, which are reported as legal expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Trust. For the year ended July 31, 2001, the Trust recognized expenses for these services of approximately $3,929,000. Shareholder servicing fees are determined through negotiations with the Trust's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to deter all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    During the period, the Trust owned shares of the following affiliated companies. Affiliated companies are defined by the Investment Company Act of

NOTES TO
FINANCIAL STATEMENTS

July 31, 2001

1940, as amended, as those companies in which a trust holds 5% or more of the outstanding voting securities.

                                                     REALIZED      DIVIDEND    MARKET VALUE
NAME                                    SHARES*     GAIN/(LOSS)     INCOME       7/31/01
Breed Technologies, Inc. ..........    1,345,452         0                0    $ 6,861,805
Bruno's, Inc. .....................    2,593,713         0                0     52,548,625
Bruno's Supermarkets...............      259,371         0                0      5,254,857
Decorate Today.Com.................      198,600         0                0      3,123,978
Fleer/Marvel Entertainment,
  Inc. ............................    1,559,679         0         $397,129      9,139,307
Imperial Home Decor Group, Inc. ...      929,571         0                0      1,310,695
Imperial Home Decor Realty,
  Inc. ............................      929,571         0                0              0
Kindred Healthcare, Inc. ..........    1,064,604         0                0     50,036,388
London Fog Industries, Inc. .......    1,083,301         0                0              0
Payless Cashways, Inc. ............    1,024,159         0                0        184,349
Rowe International, Inc. ..........       91,173         0                0              0
Trans World Entertainment Corp. ...    3,789,962         0                0     29,182,707
United Fixtures Holdings, Inc. ....      249,830         0                0        517,114

*Shares were acquired through the restructuring of senior loan interests.

3. CAPITAL TRANSACTIONS

At July 31, 2001 and July 31, 2000, paid in surplus aggregated $4,925,811,365 and $6,850,206,625, respectively.

    Transactions in common shares were as follows:

                                                           YEAR ENDED       YEAR ENDED
                                                          JULY 31, 2001    JULY 31, 2000
Beginning Shares......................................     679,708,950      825,612,225
                                                          ------------     ------------
Shares Sold...........................................      12,628,225       44,598,159
Shares Issued Through Dividend Reinvestment...........      22,846,179       28,154,985
Shares Repurchased....................................    (251,716,151)    (218,656,419)
                                                          ------------     ------------
Net Change in Shares Outstanding......................    (216,241,747)    (145,903,275)
                                                          ------------     ------------
Ending Shares.........................................     463,467,203      679,708,950
                                                          ============     ============

4. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $2,000,161,307 and $3,678,341,991, respectively.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2001

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding common shares at the net asset value of the shares on the expiration date of the tender offer. For the year ended July 31, 2001, 251,716,151 shares were tendered and repurchased by the Trust.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than five years which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge will be payable to Van Kampen. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

                                                                WITHDRAWAL
                                                                  CHARGE
YEAR OF REDEMPTION
First.......................................................       3.0%
Second......................................................       2.5%
Third.......................................................       2.0%
Fourth......................................................       1.5%
Fifth.......................................................       1.0%
Sixth and following.........................................       0.0%

    For the year ended July 31, 2001, Van Kampen received early withdrawal charges of approximately $15,080,600 in connection with tendered shares of the Trust.

7. COMMITMENTS/BORROWINGS

Pursuant to the terms of certain of the Senior Loan agreements, the Trust had unfunded loan commitments of approximately $67,677,600 as of July 31, 2001. The Trust generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.

    The Trust, along with the Van Kampen Senior Floating Rate Fund, has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $500,000,000, which will terminate on November 9, 2001. The proceeds of any borrowing by the Trust under the revolving credit agreement shall be used for temporary liquidity purposes and funding of shareholder tender offers. Annual commitment fees of .09% are charged on the unused portion of the credit line. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .50%.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2001

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

    At July 31, 2001, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                              PRINCIPAL
                                                               AMOUNT       VALUE
                    SELLING PARTICIPANT                         (000)       (000)
Goldman Sachs...............................................   $ 9,951     $ 8,746
JP Morgan Chase Securities, Inc. ...........................     2,574       2,542
Credit Suisse First Boston..................................     2,045       1,989
Lehman Brothers.............................................     1,958       1,928
                                                               -------     -------
Total.......................................................   $16,528     $15,205
                                                               =======     =======